File No. 33-69904

                          As filed on ^ September 29, 1998


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     X
                                                                           ---
      Pre-Effective Amendment No.  --------
      Post-Effective Amendment No.   ^ 6                                    X
                                   --------                                ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             X
                                                                           ---
      Amendment No.     ^ 7                                                 X
                    ------------                                           ---

                           INVESCO ^ FLEXIBLE FUNDS, INC.
                   (formerly, INVESCO Multiple Asset Funds, Inc.)
                 (Exact Name of Registrant as Specified in Charter)

                    7800 E. Union Avenue, Denver, Colorado 80237
                      (Address of Principal Executive Offices)

                    P.O. Box 173706, Denver, Colorado 80217-3706
                                 (Mailing Address)

         Registrant's Telephone Number, including Area Code: (303) 930-6300
                                Glen A. Payne, Esq.
                                7800 E. Union Avenue
                               Denver, Colorado 80237
                      (Name and Address of Agent for Service)
                                -------------------
                                     Copies to:
                               Ronald M. Feiman, Esq.
                               Gordon Altman Butowsky
                               Weitzen Shalov & Wein
                                114 West 47th Street
                              New York, New York 10036
                                -------------------
Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.


It is proposed  that this filing will  become  effective  (check  appropriate box):
--- immediately  upon filing pursuant to paragraph (b)
--- ^ on December 1, 1997 pursuant to paragraph (b)
--- 60 days after filing  pursuant to paragraph (a)(1)
^ X on December 1, 1998 , pursuant to paragraph  (a)(1)
---
--- 75 days after filing pursuant to paragraph (a)(2)
--- on  ----------------,  pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:
--- this  post-effective  amendment  designates  a new  effective  date  for a previously filed post-effective amendment.
                                --------------------

Registrant has previously elected to register an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act. Registrant's Rule 24f-2 Notice for the fiscal year ended July 31, ^ 1998 will be filed on or about ^ October 26, 1998.

                                    Page 1 of 470
                         Exhibit index is located at page 112

                          INVESCO MULTIPLE ASSET FUNDS, INC.
                              ---------------------------

                                 CROSS-REFERENCE SHEET

   Form N-1A
      Item                             Caption
   ---------                           -------
   Part A                              Prospectus

      1.......................         Cover Page

      2.......................         Annual Fund Expenses; Essential
                                       Information


      3.......................         Financial Highlights; Fund Price ^
                                       And Performance

      4.......................         Investment Objective ^ And Strategy;
                                       Investment Policies ^ And Risks;
                                       The Fund ^ And Its Management

      5.......................         The Fund ^ And Its Management


      5A......................         Not Applicable


      6.......................         Fund Services; Taxes, Dividends ^ And
                                       Other Distributions; Additional
                                       Information

      7.......................         How To Buy Shares; Fund Price ^ And
                                       Performance; Fund Services; The Fund
                                       ^ And Its Management


      8.......................         Fund Services; How To Sell Shares

      9.......................         Not Applicable

   Part B                              Statement of Additional Information

      10.......................        Cover Page

      11.......................        Table of Contents

Form N-1A
   Item                             Caption
---------                           -------

    12.......................       The ^ Funds And Their Management

    13.......................       Investment Practices; Investment Policies
                                    ^ And Restrictions

    14.......................       The ^ Funds And Their Management

    15.......................       The ^ Funds And Their Management;
                                    Additional Information

    16.......................       The ^ Funds And Their Management;
                                    Additional Information

    17.......................       Investment Practices; Investment Policies
                                    ^ And Restrictions


    18.......................       Additional Information


    19.......................       How Shares Can Be Purchased; How Shares
                                    Are Valued; Services Provided ^ By The
                                    Fund; Tax-Deferred Retirement Plans;
                                    How ^ To Redeem Shares

    20.......................       Dividends, Other Distributions ^ And Taxes


    21.......................       How Shares Can Be Purchased

    22.......................       Performance Data

    23.......................       Additional Information

Part C                              Other Information

    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
December 1, ^ 1998

                            INVESCO BALANCED FUND


      INVESCO Balanced Fund (the "Fund") seeks to achieve a high total return on investment through capital appreciation and current income. The Fund invests in a combination of common stocks (normally 50% to 70% of total assets) and fixed-income securities (normally 25% or more of total assets).


      The Fund is a series of INVESCO ^ Flexible Funds, Inc. (formerly INVESCO Multiple Asset Funds, Inc.) (the "Company"), a diversified, managed no-load mutual fund, consisting of two separate portfolios of investments. A separate ^ Prospectus is available upon request from INVESCO Distributors, Inc. for the Company's other fund, INVESCO Multi-Asset Allocation Fund. Investors may purchase shares of either or both of the Funds. Additional funds may be offered in the future.

      This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated December 1, ^ 1998, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. To ^ request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ^ NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

TABLE OF CONTENTS
                                                                          Page

ESSENTIAL INFORMATION........................................................6

ANNUAL FUND EXPENSES.........................................................7

FINANCIAL HIGHLIGHTS.........................................................9


^ INVESTMENT OBJECTIVE AND STRATEGY.........................................11


INVESTMENT POLICIES AND RISKS...............................................12

THE FUND AND ITS MANAGEMENT.................................................15

FUND PRICE AND PERFORMANCE..................................................18

HOW TO BUY SHARES...........................................................18

FUND SERVICES...............................................................23

HOW TO SELL SHARES..........................................................23

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS....................................27

ADDITIONAL INFORMATION......................................................29

ESSENTIAL INFORMATION


      Investment Goal And Strategy: The ^ Fund seeks ^ a high total return on investment through capital appreciation and current income ^ by investing in a mixture of common stocks and fixed-income securities, primarily debt obligations issued by the U.S. government, its agencies or instrumentalities and investment grade corporate bonds. There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy" and "Investment Policies And Risks."

      Designed For: Investors seeking a combination of current income and capital growth. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform Gifts/Transfers To Minors Act Account or systematic investing strategy. The Fund may be a suitable investment for many types of retirement programs, including various Individual Retirement Account (" ^ IRAs"), 401(k), Profit Sharing, Money Purchase Pension and 403(b) plans.


      Time Horizon: Because the value of its holdings varies, the Fund's price per share will fluctuate. Investors should consider this a medium-to long-term investment.

      Risks: The Fund's investments in fixed-income securities are subject to credit risk and market risk. Its returns on foreign investments may be influenced by currency fluctuations and other risks of investing overseas. The Fund may experience rapid portfolio turnover, which may result in higher brokerage commissions and the acceleration of taxable capital gains. See "Investment Objective And Strategy" and "Investment Policies And Risks."


      Organization and Management: The Fund is a series of the Company. The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. (" ^ INVESCO"), founded in 1932, to serve as investment adviser, administrator and transfer agent. ^ INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of ^ INVESCO, is the Fund's distributor.

      The Fund's  investments are selected by its portfolio manager or managers:
INVESCO senior vice presidents Charles Mayer, who has 27 years of investment experience, and Donovan J. (Jerry) Paul, with 21 years of ^ investment experience; and portfolio manager Peter M. Lovell, who has 6 years of investment experience. See "The Fund And Its Management."

      ^ INVESCO ^ and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC, an international investment management company that ^ managed approximately ^ $261 billion in assets as of June 30, 1998. AMVESCAP PLC is based in London with money managers located in Europe, North America and the Far East.

This Fund offers all of the following services at no charge:
Telephone purchases
Telephone exchanges
Telephone redemptions
Automatic reinvestment of distributions
Regular investment plans, such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase and Automatic Monthly Exchange
Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

      Minimum Initial Investment: $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans.

     Minimum Subsequent  Investment:   $50  (Minimums  are  lower  for  certain
retirement plans.)

ANNUAL FUND EXPENSES


      The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund^ is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's average net assets each year. (See "How To Buy Shares -^ Distribution Expenses.")


      Like any company, the Fund has operating expenses such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.


      We calculate annual operating expenses as a percentage of the Fund's average annual net assets. To keep expenses competitive, ^ INVESCO ^ voluntarily ^ reimburses the Fund for ^ certain expenses in excess of 1.25% (excluding excess amounts that have been offset by the expense offset arrangement described below) of the Fund's average net assets.


Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fee                                                        0.60%
12b-1 Fees                                                            0.25%
Other Expenses(1)                                                   ^ 0.37%
Total Fund Operating Expenses(1)                                    ^ 1.22%

(1) It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's distribution, custodian and transfer agency fees were reduced under expense offset arrangements. However, as a result of an SEC requirement ^, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the ^ Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods prior to the fiscal year ended July 31, 1996. See "The Fund And Its Management."^

Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)


                  1 Year      3 Years     5 Years     10 Years
                  ------      -------     -------     --------
                  ^ $13       $39         $68         $149

      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE ^ EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Fund's expenses, see "The Fund And Its Management" and "How To Buy Shares - ^ Distribution Expenses."


      Because the Fund pays a distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


      The following information has been audited by ^ PricewaterhouseCoopers LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the ^ Report of Independent Accountants thereon appearing in the Company's ^ 1998 Annual Report to
Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IDI at the address or telephone number ^ on the back of this Prospectus. The Annual Report also contains more information about the Fund's performance.

                                                                                                      Period
                                                                                                       Ended
                                                                              Year Ended July 31     July 31

                                     -----------     ----------------------------------------       --------
                                            1998           1997           1996           1995          1994^




                                   Balanced Fund

PER SHARE DATA
Net Asset Value ^--
   Beginning of Period                    $15.86         $13.36         $12.08         $10.30         $10.00
                                     -----------     ----------------------------------------       --------

INCOME FROM INVESTMENT
   OPERATIONS

Net Investment Income                       0.33           0.34           0.37           0.29           0.12
Net Gains on Securities

   (Both Realized and

   Unrealized)                              1.50           3.37           2.12           2.03           0.30
                                     -----------     ----------------------------------------       --------

Total from Investment

   Operations                               1.83           3.71           2.49           2.32           0.42
                                     -----------     ----------------------------------------       --------

LESS DISTRIBUTIONS
Dividends from Net

   Investment Income                        0.35           0.34           0.37           0.29           0.12







Distributions from

   Capital Gains                            1.63           0.87           0.84           0.25           0.00
                                     -----------     ----------------------------------------       --------
Total Distributions                         1.98           1.21           1.21           0.54           0.12
                                     -----------     ----------------------------------------       --------
Net Asset Value ^--
   End of Period                          $15.71         $15.86         $13.36         $12.08         $10.30
                                     ===========     ========================================       ========
TOTAL RETURN                              12.90%         29.27%         20.93%         23.18%         4.16%*


RATIOS

Net Assets ^-- End of ^ Period
   ($000 Omitted)                       $216,624       $161,921       $115,066      ^ $37,224         $4,252
Ratio of Expenses to
   Average Net Assets#                    1.22%@         1.29%@         1.29%@          1.25^         1.25%~
Ratio of Net Investment ^ Income
   to Average ^ Net Assets#                2.18%          2.46%          3.03%          3.12%         2.87%~
Portfolio Turnover Rate                     108%           155%           259%           255%           61%*
^


^ From  December 1, 1993,  commencement  of investment  operations,  to July 31,
  1994.

* Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
  representative of a full year.


# Various expenses of the Fund were voluntarily absorbed by ^ INVESCO ^ the years ended July 31, 1997, 1996 ^, 1995 and ^ the period ended July 31, 1994. If such expenses had ^ been not voluntarily absorbed, ratio of expenses to average net assets would have been 1.34%, 1.29%, 1.59% and 4.37% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 2.41%, 3.03%, 2.77% and (0.25%) (annualized), respectively.


@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

^ INVESTMENT OBJECTIVE AND STRATEGY

      ^ The Fund seeks a high total return on investment through capital appreciation and current income. This investment objective is fundamental and may not be changed without the approval of the Fund's shareholders. The Fund ^ seeks to achieve this objective by normally investing 50% to 70% of its total assets in common stocks and the remainder in fixed-income securities, including cash reserves. At least 25% of the Fund's assets normally will be invested in fixed-income securities issued by the U.S. government, its agencies and instrumentalities, or in investment grade corporate bonds. This approach is designed to cushion a shareholder's investment from the volatility typically associated with mutual funds that invest primarily in common stocks. There is no ^ assurance that the ^ Fund's investment objective will be met.

      For the equity holdings, we look for companies with better-than-average earnings growth potential, as well as companies within industries we've identified as well-positioned for the current and expected economic climate. Because current income is a component of total return, we also consider dividend payout records. Most of these holdings are traded on national stock exchanges or in the over-the-counter ^("OTC") market; we may also take positions in securities traded on regional or foreign exchanges. In addition to common stocks, the Fund also may hold preferred stocks and securities convertible into common stock.


      For the fixed-income portion of the holdings, we select only obligations of the U.S. government, its agencies and instrumentalities, or investment grade corporate bonds. These securities tend to offer lower income than bonds of lower quality but are more shielded from credit risk. Obligations issued by U.S. government agencies or instrumentalities may include some supported only by the credit of the issuer rather than by the full faith and credit of the U.S. government. The Fund may hold securities of any maturity (from less than one year up to 30 years), with the average maturity varying depending upon economic and market conditions. The Fund also may hold cash and cash equivalent securities as cash reserves.


      The Fund's investment portfolio is actively traded. There are no limitations regarding portfolio turnover for either the equity or fixed-income portions of the Fund's portfolio. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held when, in the opinion of ^ INVESCO, investment considerations warrant such action. The Fund's portfolio turnover rate therefore may be higher than other mutual funds with similar objectives. Increased portfolio turnover may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.

      The amount invested in stocks, bonds and cash securities may vary from time to time depending upon ^ INVESCO's assessment of business, economic and market conditions. When we believe market or economic conditions are unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in ^ high-quality money market instruments, such as short-term U.S. government obligations, commercial paper or repurchase agreements, ^ seeking to protect ^ its assets until conditions stabilize.

INVESTMENT POLICIES AND RISKS


      Investors generally should expect to see ^ the price per share and income levels of the Fund vary with movements in the stock and fixed-income markets, changes in economic conditions and other factors. The Fund invests in many different ^ securities and industries^; this diversification may help reduce the Fund's ^ exposure to particular investment and market risks but cannot eliminate these risks.

      Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.


      Debt Securities. When we assess an issuer's ability to meet its interest rate obligations and repay its debt when due, we are referring to "credit risk." Debt obligations are rated based on their estimated credit risk by independent services such as Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"). "Market risk" for debt securities principally refers to sensitivity to changes in interest rates. For instance, when interest rates go up, the market value of a previously issued bond generally declines; on the other hand, when interest rates go down, prices of bonds generally increase.


      The lower a bond's quality, the more it is subject to credit risk and market risk and the more speculative it becomes; this is also true of most unrated debt securities. The Fund seeks to reduce these risks by investing only in investment grade debt securities (those rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's or, if unrated, are judged by ^ INVESCO to be of equivalent quality). These bonds enjoy strong to adequate capacity to pay principal and interest. Securities rated BBB or Baa are considered to be of medium grade and may have speculative characteristics. While ^ INVESCO continuously monitors all of the debt securities in the Fund's portfolio for the issuer's ability to make required principal and interest payments and other quality factors, it may retain a bond whose rating is changed to one below the minimum rating required for purchase of the security.


      The Fund's investments in debt securities may include investments in zero coupon bonds, step-up bonds, mortgage-backed securities and asset-backed securities. Zero coupon bonds ("zeros") make no periodic interest payments. Instead, they are sold at a discount from their face value. The buyer of the zero receives the rate of return by the gradual appreciation in the price of the security, which is redeemed at face value at maturity. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. Because they are extremely responsive to changes in interest rates, the market prices of both zeros and step-up bonds may be more volatile than other bonds. The Fund may be required to distribute income recognized on these bonds, even though no cash interest payments may be received, which could reduce the amount of cash available for investment by the Fund.

      Mortgage-backed securities represent interests in pools of mortgages. Asset-backed securities generally represent interests in pools of consumer loans. Both usually are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported, at least in part, by letters of credit or other credit enhancements or, in the case of mortgage-backed securities, guarantees by the U.S. government, its agencies or instrumentalities. The underlying loans are subject to prepayments that may shorten the securities' weighted average lives and may lower their returns.


     Foreign Securities. Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign equity ^ and corporate debt securities. Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.


     For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

     Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and


      -^ investment income on certain foreign securities may be subject to foreign withholding taxes, which may reduce dividend income or capital gains payable to shareholders.

      There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility ^ the Fund ^ may experience difficulties in pursuing legal remedies and collecting judgments.

      Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). EMU intends to establish a common European currency for EMU countries which will be known as the "euro." Each participating country presently plans to adopt the euro as its currency on January 1, 1999. The old national currencies will be sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

      The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of securities held by the Fund.

      ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.


      Illiquid and Rule 144A Securities. The Fund may invest in illiquid securities, including securities that are subject to restrictions on resale and securities that are not readily marketable. The Fund may also invest in restricted securities that are not registered for sale to the general public, but that may be resold to institutional investors, known as "Rule 144A Securities." For more information concerning illiquid and Rule 144A Securities, see "Investment Policies ^ And Restrictions" in the Statement of Additional Information.


      Delayed Delivery or When-Issued Securities. Up to 10% of the value of the Fund's total assets may be committed to the purchase or sale of securities on a when-issued or delayed-delivery basis --that is, with settlement taking place in the future. The payment obligation and the interest rate received on the securities generally are fixed at the time the Fund enters into the commitment. Between the date of purchase and the settlement date, the market value of the securities may vary. No interest is payable to the Fund prior to settlement.


      Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and date. The Fund could incur costs or delays in seeking to sell the ^ security if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers and registered U.S. government securities dealers that are deemed creditworthy under standards established by the Company's board of directors.

      Securities Lending. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies ^ And Restrictions" in the Statement of Additional Information.


      Futures, Options and Other Derivative Instruments. In order to hedge its portfolio, the Fund may purchase and write options on securities (including index options and options on foreign securities) and may invest in futures contracts for the purchase or sale of foreign currencies, fixed-income securities and instruments based on financial indices (collectively, "futures contracts"), options on futures contracts and forward contracts. These practices and their risks are discussed under "Investment Policies and Restrictions" in the Statement of Additional Information.

      Investment Restrictions. Certain restrictions, which are identified in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, with respect to 75% of its total assets, the Fund limits to 5% the portion of its total assets that may be invested in any one issuer (other than cash items and U.S. government securities). In addition, the Fund limits to 25% the portion of its total assets that may be invested in any one industry (other than U.S. government securities). Other fundamental restrictions prohibit the Fund from lending more than 33-1/3% of its total assets to other parties and from borrowing money, except that the Fund may borrow for temporary or emergency purposes and enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3% of its total assets.

      For a further discussion of risks associated with an investment in the Fund, see "Investment Policies ^ And Restrictions" and "Investment Practices" in the Statement of Additional Information.

^


THE FUND AND ITS MANAGEMENT


     The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as ^ a diversified, open-end^ management investment company. It was incorporated on August 19, 1993, under the laws of Maryland. On September 10, 1998, the name of the Company was changed to INVESCO Flexible Funds, Inc.

     The Company's board of directors has responsibility for overall supervision of the Fund and reviews the services provided by the ^ investment adviser. Under an agreement with the ^ Company, INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment ^ adviser; it is primarily responsible for providing the Fund with portfolio management and various administrative services.

      ^ INVESCO and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP-PLC is a publicly traded holding company that through its subsidiaries engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. INVESCO continued to operate under its existing name. AMVESCAP PLC had approximately $261 billion in assets under management as of June 30, 1998. INVESCO was established in 1932 and, as of July 31, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, with combined assets of approximately $19.6 billion on behalf of 884,099 shareholders.

      ^ Prior to February 3, 1998, Institutional Trust Company d.b.a. INVESCO Trust Company ("ITC") , provided sub-advisory services to the Fund; termination of its sub-advisory services in no way changed the basis upon which investment advice is provided to the Fund, the cost of those services to the Fund or the persons actually performing the investment advisory and other services previously provided by ITC. INVESCO provides such day-to-day portfolio management services.

     The Fund is managed by members of INVESCO's Equity Income and Fixed Income Teams, which are headed by Charles P. Mayer and Donovan J. (Jerry) Paul. The following individuals are primarily responsible for the day-to-day management of the Fund's ^ holdings^:

     Charles P. Mayer has been a co-portfolio manager of the Fund since 1996. Mr. Mayer also co-manages INVESCO Industrial Income Fund and INVESCO VIF-Industrial Income Fund and is a senior vice president of INVESCO ^ Funds Group, Inc. Mr. Mayer is ^ the Director of Investments of ^ INVESCO Funds Group, Inc. Mr. Mayer was previously a portfolio manager with Westinghouse Pension Investments Corporation from 1984 to 1993. Mr. Mayer received ^ an M.B.A. from St. John's University and a B.A. in English from St. Peter's College.

     Donovan J. (Jerry) Paul, a Chartered Financial Analyst and Certified Public Accountant, has been a co-portfolio manager of the Fund since 1994. Mr. Paul also manages INVESCO Select Income Fund, INVESCO High Yield Fund and INVESCO VIF-High Yield Fund and co-manages INVESCO Industrial Income Fund, ^ INVESCO VIF-Industrial Income Fund, and INVESCO Short-Term Bond Fund. Mr. Paul is also a senior vice president of INVESCO ^ Funds Group, Inc. Mr. Paul was previously senior vice president and director of fixed-income research (1989 to 1992) and portfolio manager (1987 to 1992) with Stein, Roe & Farnham Inc. and president of Quixote Investment Management, Inc. (1993 to 1994). Mr. Paul received ^ an M.B.A. from the University of Northern Iowa and a B.B.A. from the University of Iowa.

     ^ Peter M. ^ Lovell has been a co-portfolio manager of the Fund since ^ 1998. Mr. Lovell was previously an equity analyst with INVESCO's Equity Income Team (1996-1998), an equity assistant with INVESCO's Investment Division (1994-1996) and a financial consultant with Merrill Lynch (1992-1994). Mr. Lovell received an M.B.A. in Finance and ^ Accounting from Regis University and a B.A. in Speech Communications from Colorado State University.

     ^ INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires ^ INVESCO's personnel to conduct their personal investment activities in a manner that ^ INVESCO believes is not detrimental to the Fund or ^ INVESCO's other advisory clients. See the Statement of Additional Information for more detailed information.

      The Fund pays ^ INVESCO a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.60% on the first $350 million of the Fund's average net assets; 0.55% on the next $350 million of the Fund's average net assets; and 0.50% on the Fund's average net assets over $700 million. For the fiscal year ended July 31, ^ 1998, investment ^ management fees paid by the Fund amounted to 0.60% of the Fund's average net assets.
^
      Under a Distribution Agreement ^, IDI provides services relating to the distribution and sale of the Funds' shares. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by ^ INVESCO. Prior to September 30, 1997, ^ INVESCO served as the Fund's distributor.

      Under a Transfer Agency Agreement, ^ INVESCO acts as registrar, transfer agent and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of ^ INVESCO, may provide equivalent services to the Fund. In these cases, ^ INVESCO may pay, out of the fee it receives from the Fund, an annual sub-transfer agency fee or ^ recordkeeping fee to the third party.

      ^ Under an Administrative Services Agreement, ^ INVESCO handles additional administrative, recordkeeping and internal sub-accounting services for the Fund. For ^ the fiscal year ended July 31, ^ 1998, the Fund paid INVESCO a fee for these services equal to 0.027% of the Fund's average net assets.

      The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their computer systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.

      The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund (prior to any expense offset ^ arrangements) for the fiscal year ended July 31, ^ 1998, including investment ^ advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to ^ 1.22% of the Fund's average net assets. Certain Fund expenses were absorbed voluntarily by ^ INVESCO ^ pursuant to a commitment ^ to the Fund to ensure that the Fund's total operating expenses (after expense offset arrangements) did not exceed 1.25% of the Fund's average net assets. This commitment may be changed following consultation with the Company's board of directors.

      ^ INVESCO places orders for the purchase and sale of portfolio securities with brokers and dealers based upon ^ INVESCO's evaluation of such ^ brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How To Buy Shares
- ^ Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with ^ INVESCO, or IDI, as the Fund's distributor. The Fund may place orders for portfolio transactions with qualified ^ brokers and dealers that recommend the Fund or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if ^ INVESCO believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices -^ Placement of Portfolio Brokerage" in the Statement of Additional Information.

^

FUND PRICE AND PERFORMANCE


      Determining Price. The value of your investment in the Fund will vary daily. The price per share is also known as the Net Asset Value ("NAV"). ^ INVESCO prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (generally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; ^ subtracting liabilities, including accrued expenses; and ^ dividing that dollar amount by the total number of shares outstanding.

      Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return for one-, five-, and ten-year periods (or since inception). Total return figures show the average annual rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for ^ the periods cited. Cumulative total return shows the actual rate of return on an investment ^ for the periods cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited. More information about the Fund's recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to IDI using the phone number or address on the ^ back of this Prospectus.


      When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Fund to others in its category of Balanced Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information, see "Fund Performance" in the Statement of Additional Information.

      Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES


      The following chart shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange or redeem shares when you make transactions directly through ^ INVESCO. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Company. For all new accounts, please send a completed application form. Please specify which fund's shares you wish to purchase.

      ^ INVESCO reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. ^ INVESCO reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.

                              HOW TO BUY SHARES
================================================================================

Method                       Investment Minimum          Please Remember
--------------------------------------------------------------------------------



By Check

Mail to:

INVESCO Funds Group, Inc.,   $1,000 for regular          If your check does
P.O. Box 173706,             account;                    not   clear,
Denver, CO 80217-3706        $250 for an IRA;            you will
Or you may send your         $50 minimum for each        be responsible for any
check by overnight           subsequent investment.      related loss the Fund
courier to:                                              or ^ INVESCO incurs.
7800 E. Union Ave.,                                      If you are already a
Denver, CO 80237                                         shareholder in the
                                                         INVESCO funds, the
                                                         Fund may seek
                                                         reimbursement from
                                                         your existing
                                                         account(s) for any
                                                         loss incurred.


--------------------------------------------------------------------------------

By Telephone or Wire
Call 1-800-525-8085          $1,000.                     Payment must be
to request your                                          received within 3
purchase.  Then send                                     business days, or
your check by                                            the transaction may
overnight courier                                        be canceled.  If a
to our street                                            purchase is
address:                                                 canceled due to
7800 E. Union Ave.,                                      nonpayment, you
Denver, CO 80237.                                        will be responsible
Or you may transmit                                      for any related
your payment by                                          loss the Fund ^
bank wire (call ^                                        INVESCO incurs.  If
INVESCO for                                              you are already a
instructions).                                           shareholder in the
                                                         INVESCO funds, the
                                                         Fund may seek
                                                         reimbursement from
                                                         your existing
                                                         account(s) for any loss
                                                         incurred.

--------------------------------------------------------------------------------

With EasiVest or                     $50 per month for   Like all regular
Direct Payroll                       EasiVest; $50 per   investment plans,
Purchase                             pay period for      neither EasiVest
                                     Direct Payroll      nor Direct Payroll
You may enroll on the                Purchase. You may   Purchase ensures a
fund application,                    start or stop your  profit or protects
or call us for the                   regular investment  against loss in a
correct form and more                plan at any time,   falling market.
details.  Investing  the same        with two weeks'     Because you'll
amount on a monthly  basis           notice to ^         invest continually,
allows you to buy more               INVESCO.            regardless of
shares  when  prices  are low                            varying price
and  fewer  shares  when  prices                         levels, consider
are  high.  This "dollar-cost                            your financial
averaging" may help offset market                        ability to keep
fluctuations.  Over a period of                          buying through low
time,  your average cost per                             price levels.  And
share may be less than the actual                        remember that you
average price per share.                                 will lose money if
                                                         you redeem your
                                                         shares when the
                                                         market value of all
                                                         your shares is less
                                                         than their cost.


--------------------------------------------------------------------------------

By PAL

Your "Personal
Account Line"                        $1,000; $250 for    Be sure to write
                                     an IRA.             down the confirmation
                                                         number provided by
                                                         PAL. Payment must be
                                                         received within
                                                         3 business days, or
                                                         the transaction may be
                                                         canceled. If  a
                                                         telephone purchase is
                                                         canceled due to
                                                         nonpayment, you will be
                                                         responsible for any
                                                         related shareholder in
                                                         the INVESCO funds,
                                                         the Fund  may seek
                                                         reimbursement from your
                                                         existing account(s) for
                                                         any loss incurred.

--------------------------------------------------------------------------------

By Exchange
Between this and                     $1,000 to open a    See "Exchange
another of the                       new account; $50    Policy", below.
INVESCO funds. Call                  for written
1-800-535-8085 for                   requests to
prospectuses of                      purchase additional
other INVESCO                        shares for an
funds.  You may also                 existing account.
establish an                         (The exchange
Automatic Monthly                    minimum is $250 for
Exchange service                     purchases requested
between two INVESCO                  by telephone.)
funds; call ^
INVESCO for further
details and the
correct form.

================================================================================

     Exchange Policy. You may exchange your shares in this Fund for those in another INVESCO fund on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

     Please note these policies regarding exchanges of fund shares:

     1) The fund accounts must be identically registered.

     2) You may make four exchanges out of each fund during each calendar year.

     3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).



     4) ^ In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to ^ temporarily or permanently terminate the exchange ^ option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder are detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors the means of speculation on short-term market movements.

     5) Notice of all modifications or terminations that would affect all Fund shareholders will be given at least 60 days prior to the effective date of the change in ^ policy, except ^ in unusual ^ circumstances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily ^ suspended).

      Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities and provide certain services approved by the board of directors of the Company in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's transfer agent computer-processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

      In  addition,   other   permissible   activities   and  services   include
advertising, preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or ^ their affiliates or by third parties.

      Under the Plan, the ^ Fund's payments to IDI ^ are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of ^ INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO Mutual Funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from ^ their revenues to securities dealers, financial advisers and other financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other Fund of the Company or other mutual funds advised by ^ INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for ^ activities ^ that promote distribution of any of the mutual funds advised by ^ INVESCO. Subject to review by the ^ Company's directors^, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution-and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from IDI's use of its own resources, ^ providing that such fees are legitimate and not excessive. For more information see "How Shares Can Be Purchased -^ Distribution Plan" in the Statement of Additional information.

FUND SERVICES


     Shareholder Accounts. ^ INVESCO will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.


     Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

     Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

     Reinvestment of Distributions. Dividends and other distributions are automatically reinvested in additional Fund shares at the NAV on the ex-dividend or ex-distribution date, unless you choose to have dividends and/or other distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

     Telephone Transactions. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application or a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephoned instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.


     Retirement Plans And IRAs. Fund shares may be purchased for ^ IRAs and many
types  of  tax-deferred   retirement  plans.  ^  INVESCO  can  supply  you  with
information and forms to establish or transfer your existing plan or account.


HOW TO SELL SHARES

     The following chart shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

      Please specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

                              HOW TO SELL SHARES
================================================================================

Method                       Minimum Redemption          Please Remember
================================================================================


By Telephone
Call us toll-free            $250 (or, if less,          These telephone
at 1-800-525-8085            full liquidation of         redemption
                             the account) for a          privileges may be
                             redemption check;           modified or
                             $1,000 for a wire           terminated in the
                             to bank of record.          future at ^
                             The maximum amount          INVESCO's
                             which may be                discretion ^.
                             redeemed by
                             telephone is
                             generally $25,000.

--------------------------------------------------------------------------------


In Writing

Mail your request            Any amount.  The           If the shares to be
to INVESCO Funds             redemption request         redeemed are
Group, Inc., P.O.            must be signed by          represented by
Box 173706,                  all registered ^           stock certificates,
Denver, CO                   account owners.            the certificates
80217-3706.  You may         Payment will be            must be sent to ^
also send your               mailed to your             INVESCO.
request by                   address of record,
overnight courier            or to a
to 7800 E. Union             pre-desginated
Ave., Denver, Co             bank.
80237.

--------------------------------------------------------------------------------

By Exchange

Between this and             $1,000 to open a            See "Exchange
another of the               new account; $50            Policy, " page ^21.
INVESCO funds.  Call         for written
1-800-525-8085               requests to
prospectuses of              purchase additional
other INVESCO                shares for an
funds.  You may also         existing account.
establish an                 (The Exchange
automatic monthly            minimum is $250 for
exchange service             exchanges requested
between two INVESCO          by telephone.)
funds; call ^
INVESCO for further
details and the
correct form.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Periodic Withdrawal
Plan
You may call us to           $100 per payment,           You must have at
request the                  on a monthly or             least $10,000 total
appropriate form             quarterly basis.            invested with the
and more                     The redemption              INVESCO funds, with
information at               check may be made           at least $5,000 of
1-800-525-8085.              payable to any              that total invested
                             party you                   in the fund from
                             designate.                  which withdrawals
                                                         will be made.
--------------------------------------------------------------------------------

Payment To Third Party

Mail your request            Any amount.                 All registered ^
to INVESCO Funds                                         account owners must
Group, Inc., P.O.                                        sign the request,
Box 173706,                                              with a signature
Denver, CO                                               guarantee from an
80217-3706                                               eligible guarantor
                                                         financial
                                                         institution, such
                                                         as a commercial
                                                         bank or recognized
                                                         national or
                                                         regional securities
                                                         firm.

================================================================================

      While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

      If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate further EasiVest purchases unless you instruct us otherwise.


      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be ^ liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS


      Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any^. Distribution of all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. ^ The Fund does not expect to pay any federal income or excise taxes because of its tax status as a regulated investment company.

      Shareholders^ must include all dividends and other distributions ^ as taxable income for federal, state and local income tax purposes unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Fund or another fund in the INVESCO group.

      Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer s marginal tax rate. Long-term gains realized between May 7, 1997 and July 28, 1997 on the sale of securities held for more than 12 months are taxable at the maximum rate of 20%.^ Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not for more than 18 months are taxable at ^ the maximum rate of 28%. Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at a maximum rate of 20%. Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into law on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held more than 12 months will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependant on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of ^ distributions by the Fund ^.

      Shareholders ^ may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital ^ gains on shares held for more than one year will be long-term capital ^ gains, in which event ^ they will be subject to federal income tax at the rates indicated above.


      The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund.

      Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and other distributions and redemption proceeds. ^ You can avoid backup withholding on your ^ account by ensuring that we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.

     We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions ^ And Taxes" in the Statement of Additional Information.

      Dividends and Other Distributions. The Fund earns ordinary or net investment income in the form of interest and dividends ^ on investments. Dividends paid by the Fund will be based solely on the net investment income earned by it. The Fund's policy is to distribute substantially all of this income, less ^ expenses, to shareholders on a quarterly basis, at the discretion of the ^ Company's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains^ realized on certain foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

      Dividends and other distributions are paid to ^ shareholders who hold shares on the record date of distribution, regardless of how long the Fund shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

ADDITIONAL INFORMATION


      Voting Rights. All shares of the Company have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the ^ Fund or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the ^ Fund. The Company will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

      Master/Feeder Option. As a matter of fundamental policy, the Company may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having substantially the same fundamental investment objective, policies and limitations. It is expected that any such investment company would be managed by ^ INVESCO in substantially the same manner as the Fund. If permitted by applicable law, any such investment may be made in the sole discretion of the Company's board of directors without a vote of the Fund's shareholders. However, shareholders will be given at least 30 days prior notice of any such investment. Such an investment would be made only if the board of directors determines it to be in the best interests of the Fund and its shareholders based on potential cost savings, operational efficiencies or other factors. No assurance can be given that costs would be materially reduced if this option were implemented.

                              INVESCO ^ FLEXIBLE FUNDS, INC.


                              INVESCO Balanced Fund

                              A no-load mutual fund seeking capital
                              appreciation and current income.


                              PROSPECTUS
                              December 1, ^ 1998


INVESCO FUNDS


INVESCO Distributors, Inc. (SM)
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706


1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek
155-B Fillmore Street;
Denver Tech Center
7800 East Union Avenue
Lobby Level

In addition, all documents
filed by the Company with the
Securities and Exchange
Commission can be located on a Web
site maintained by the Commission at
http://www.sec.gov.

PROSPECTUS
December 1, ^ 1998

                     INVESCO MULTI-ASSET ALLOCATION FUND


      INVESCO Multi-Asset Allocation Fund (the "Fund") seeks to achieve a high total return on investment through capital appreciation and current income. The Fund invests in six asset classes: stocks of large-capitalization companies, stocks of small-capitalization companies, equity real estate securities, international equity securities, fixed-income securities and cash securities. Allocating assets among these different classes allows the Fund to take advantage of attractive investment opportunities in various sectors of the capital markets while providing diversification to reduce risk.


     The Fund is a series of INVESCO ^ Flexible Funds, Inc. (formerly, INVESCO Multiple Asset Funds, Inc.) (the "Company"), a diversified, managed no-load mutual fund, consisting of two separate portfolios of investments. A separate ^ Prospectus is available upon request from INVESCO Distributors, Inc. for the Company's other Fund, INVESCO Balanced Fund. Investors may purchase shares of either or both of the Funds. Additional funds may be offered in the future.

      This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated December 1, ^ 1998, has been filed with the Securities and Exchange Commission, and is incorporated by reference into this Prospectus. To ^ request a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit our web site at http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ^ NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

TABLE OF CONTENTS
                                                                          Page


ESSENTIAL INFORMATION.....................................................^ 33

ANNUAL FUND EXPENSES......................................................^ 34

FINANCIAL HIGHLIGHTS......................................................^ 36

INVESTMENT OBJECTIVE AND STRATEGY.........................................^ 38

INVESTMENT POLICIES AND RISKS.............................................^ 41

THE FUND AND ITS MANAGEMENT...............................................^ 44

FUND PRICE AND PERFORMANCE................................................^ 47

HOW TO BUY SHARES.........................................................^ 47

FUND SERVICES.............................................................^ 51

HOW TO SELL SHARES........................................................^ 52

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS..................................^ 54

ADDITIONAL INFORMATION....................................................^ 56

ESSENTIAL INFORMATION


      Investment Goal And Strategy: The ^ Fund seeks a high total return on investment through capital appreciation and current income ^ by investing in a strategic mixture of common stocks (both large- and small-cap), foreign equities, equity real estate securities (primarily real estate investment trusts), fixed-income securities and cash. Allocations are based upon the projected investment returns for each class. There is no guarantee that the Fund will meet its objective. See "Investment Objective And Strategy" and "Investment Policies And Risks."

      Designed For: Investors who want to diversify their portfolios among various types of investments in a single fund. While not intended as a complete investment program, the Fund may be a valuable element of your investment portfolio. You also may wish to consider the Fund as part of a Uniform Gifts/Transfers To Minors Act Account or systematic investing strategy. The Fund may be a suitable investment for many types of retirement programs, including various Individual Retirement Account (" ^ IRAs"), 401(k), Profit Sharing, Money Purchase Pension and 403(b) plans.


      Time Horizon: Because the value of its holdings varies, the Fund's price per share will fluctuate. Investors should consider this a medium- to long-term investment.

      Risks: The Fund's investments in fixed-income securities are subject to credit risk and market risk. Its returns on foreign investments may be influenced by currency fluctuations and other risks of investing overseas. The market prices of the small-cap stocks in which the Fund invests may be more volatile than those of large-cap stocks. The Fund's investments in real estate securities have many of the same risks as the direct ownership of real estate. See "Investment Objective And Strategy" and "Investment Policies And Risks."


     Organization and Management: The Fund is a series of the Company. The Fund is owned by its shareholders. It employs INVESCO Funds Group, Inc. (" ^ INVESCO"), founded in 1932, to serve as investment adviser, administrator and transfer agent. INVESCO Management & Research, Inc. ("IMR") serves as sub-adviser. Together, ^ INVESCO and IMR constitute "Fund Management." ^ INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of ^ INVESCO, is the Fund's distributor.

     The Fund is ^ managed by a team of investment professionals which is headed by Bob Slotpole. Mr. Slotpole has 20 years of investment experience ^. See "The Fund And Its Management."

     ^ INVESCO, IMR and IDI are subsidiaries of AMVESCAP PLC, an international investment management company that ^ managed approximately ^ $261 billion in assets as of June 30, 1998. AMVESCAP PLC, is based in London with money managers located in Europe, North America and the Far East.

This Fund offers all of the following services at no charge:
Telephone purchases
Telephone exchanges
Telephone redemptions
Automatic reinvestment of distributions
Regular investment plans, such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase and Automatic Monthly Exchange
Periodic withdrawal plans

See "How To Buy Shares" and "How To Sell Shares."

     Minimum Initial Investment: $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans.

     Minimum  Subsequent  Investment:   $50  (Minimums  are  lower  for  certain
retirement plans.)

ANNUAL FUND EXPENSES


     The Fund is no-load; there are no fees to purchase, exchange or redeem shares. The Fund^ is authorized to pay a Rule 12b-1 distribution fee of one quarter of one percent of the Fund's average net assets each year. (See "How To Buy Shares --Distribution Expenses.")


     Like any company, the Fund has operating expenses such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts and other expenses. These expenses are paid from the Fund's assets. Lower expenses therefore benefit investors by increasing the Fund's total return.


      We calculate annual operating expenses as a percentage of the Fund's average annual net assets. To keep expenses competitive, ^ INVESCO and IMR voluntarily reimburse the Fund for ^ certain expenses in excess of 1.50%
(excluding excess amounts that have been offset by the expense offset arrangement described below) of the Fund's average net assets.


Annual Fund Operating Expenses
(as a percentage of average net assets)


Management Fee                                                        0.75%
12b-1 Fees                                                            0.25%
Other Expenses(1)(2)                                                ^ 0.54%
Total Fund Operating Expenses(1)(2)                                 ^ 1.54%

(1) It should be noted that the Fund's actual total operating expenses were lower than the figures shown, because the Fund's custodian fees were reduced under an expense offset arrangement. However, as a result of an SEC requirement ^, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the ^ Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect reductions for periods prior to the fiscal year ended July 31, 1996. See "The Fund And Its Management."

(2) Certain expenses of the Fund are being absorbed voluntarily by ^ INVESCO and IMR. In the absence of such absorbed expenses, the Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been ^ 0.92% and ^ 1.92%, respectively, based on the Fund's actual expenses for the fiscal year ended July 31, ^ 1998.


Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from the Fund's assets and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

                  1 Year      3 Years     5 Years     10 Years
                  ------      -------     -------     --------
                  $16         $49         $85         $186


      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE ^ EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on the Fund's expenses, see "The Fund And Its Management" and "How To Buy Shares - ^ Distribution Expenses."


      Because the Fund pays a distribution fee, investors who own Fund shares for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)


      The following information has been audited by ^ PricewaterhouseCoopers LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the ^ Report of Independent Accountants thereon appearing in the Company's ^ 1998 Annual Report to
Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IDI at the address or telephone number shown ^ on the back of this Prospectus. The Annual Report also contains more information about the Fund's performance.


                                                                                                      Period
                                                                                                       Ended
                                                                           Year Ended July 31        July 31

                                    ------------      ---------------------------------------      ---------
                                            1998           1997           1996           1995          1994^

                                                Multi-Asset Allocation Fund

PER SHARE DATA
Net Asset Value ^--
   Beginning of Period                    $13.75         $11.55         $10.84          $9.68         $10.00
                                     -----------      ---------------------------------------     ----------

INCOME FROM INVESTMENT
   OPERATIONS

Net Investment Income                       0.24           0.25           0.28           0.28           0.06
Net Gains or (Losses) on
   ^ Securities (Both ^ Realized
   and Unrealized)                          0.77           3.18           0.89           1.16         (0.32)
                                     -----------      ---------------------------------------     ----------

Total from Investment

   Operations                               1.01           3.43           1.17           1.44         (0.26)
                                     -----------      ---------------------------------------     ----------

LESS DISTRIBUTIONS
Dividends from Net

   Investment Income                        0.25           0.25           0.28           0.28           0.06


Distributions from

   Capital Gains                            1.54           0.98           0.18           0.00           0.00
                                     -----------      ---------------------------------------     ----------
Total Distributions                         1.79           1.23           0.46           0.28           0.06
                                     -----------      ---------------------------------------     ----------
Net Asset Value ^--
   End of Period                          $12.97         $13.75         $11.55         $10.84          $9.68
                                     ===========      =======================================     ==========
TOTAL RETURN                               8.15%         31.41%         10.96%         15.11%       (2.60%)*





RATIOS

Net Assets ^-- End of ^ Period
   ($000 Omitted)                        $20,945        $17,117         $9,574         $7,778         $4,958
Ratio of Expenses to
   Average Net Assets#                    1.54%@         1.55%@         1.62%@          1.50%         1.50%~
Ratio of Net Investment ^ Income
   to Average ^ Net Assets#                1.78%          2.19%          2.43%          2.99%         2.23%~
Portfolio Turnover Rate                     101%            98%            92%            79%           42%*
Average Commission Rate ^ Paid^^         $0.0594        $0.0555             ^--            --             --


^  From December 1, 1993, commencement  of investment  operations,  to July 31,
   1994.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.


# Various expenses of the Fund were voluntarily absorbed by ^ INVESCO and IMR for the years ended July 31, 1998, 1997, 1996 ^, 1995 and ^ the period ended July 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.92%, 1.97%, 2.24%, 2.47% and 5.14% (annualized), respectively, and ratio of net investment income (loss) to average net assets would have been 1.40%, 1.77%, 1.81%, 2.02% and (1.41%) (annualized), respectively.


@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~  Annualized

^ INVESTMENT OBJECTIVE AND STRATEGY

      ^ The Fund seeks a high total return on investment through capital appreciation and current income. This investment objective is fundamental and may not be changed without the approval of the Fund's shareholders. The Fund ^ seeks to achieve this objective by allocating its assets among six asset classes: stocks of large-capitalization companies (large-cap stocks); stocks of small-capitalization companies (small-cap stocks); equity real estate securities, primarily real estate investment trusts; international equity securities; fixed-income securities; and cash securities. There is no ^ assurance that the ^ Fund's investment objective will be met.


      The Fund may allocate its assets among these six classes within specified ranges. Current allocations are based on Fund Management's projections of investment returns for each class. The Fund's "benchmark mix" of assets represents the expected allocation when the projected returns for all six classes are normal relative to the others based on historical investment returns. If we believe the return for a particular class will be higher than normal relative to the others, the Fund invests in that class more heavily than the benchmark suggests. Conversely, if we estimate lower-than-normal returns for a particular class relative to the others, it is underweighted relative to the benchmark mix. The historical performance of each class is measured by using a comparative index of securities for the class. The Fund's six asset classes, investment ranges, benchmark mix and comparative indices are set forth below:

                        Percentage        Bench-
Asset                   of Fund's         mark
Class                   Total Assets      Mix         Comparative Index
--------------------------------------------------------------------------------
Large-cap stocks        0-70%             35%         S&P 500

Small-cap stocks        0-30%             10%         Russell 2000

Real estate equity
securities              0-30%             10%         NAREIT Equity
                                                      REIT Index

International
stocks                  0-30%             10%         MSCI-EAFE

Fixed-income            0-50%             25%         Lehman Brothers
                                                      Aggregate Bond

Cash securities         0-30%             10%         90-day T-bills


      Fund Management regularly reviews the Fund's investment allocations and will vary the amount invested in each class within the ranges set forth above depending upon its assessment of business, economic and market conditions. However, we do not attempt to "time" the various markets or make sudden, major shifts in weightings. Any allocation adjustments are made gradually and in accordance with the Fund's objective of seeking a high total return. While the percentage of the Fund's assets invested in each class will vary from time to time, the Fund does not anticipate altering the benchmark mix. However, Fund Management reserves the right to add or delete asset classes and to adjust the percentage of each class in the benchmark mix accordingly. The Fund will not add or delete asset classes without giving shareholders such notice as may be required under the circumstances.

      The Fund's investment portfolio is actively traded. There are no limitations regarding portfolio turnover for either the equity or fixed-income portions of the Fund's portfolio. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held when, in the opinion of Fund Management, investment considerations warrant such action. The Fund's portfolio turnover rate therefore may be higher than other mutual funds with similar objectives. Increased portfolio turnover may result in greater brokerage commissions and acceleration of capital gains which are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of the Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.


      The amount invested in stocks, bonds and cash securities may vary from time to time depending upon Fund Management's assessment of business, economic and market conditions. When we believe market or economic conditions are unfavorable, the Fund may assume a defensive position by temporarily investing up to 100% of its assets in ^ high-quality money market instruments, such as short-term U.S. government obligations, commercial paper or repurchase agreements, seeking to protect its assets until conditions stabilize. Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in cash securities.


Equity Holdings

      In managing the equity portions of the Fund's portfolio (large-cap stocks, small-cap stocks, equity real estate securities and international stocks), Fund Management applies a combination of quantitative strategies and traditional stock selection methods to a broad universe of stocks in order to uncover attractive values. Typically, common stocks and, to a lesser degree, preferred stocks and securities convertible into common stocks, will be examined quantitatively for their exposure to certain factors that we believe are helpful in selecting equities that can be expected to show superior future performance. These factors include earnings-to-price ratio, book value-to-price ratio, earnings estimate revision momentum, relative market strength compared to competitors, inventory/sales trend and financial leverage. A stock's expected return is estimated based on these factors and estimated trading costs. Next a computer optimization process suggests a portfolio that seeks to maximize expected return at a controlled level of risk. Traditional fundamental analysis is then employed to make the final selection of holdings.

      Large-cap stocks. These holdings are selected from the 1,000 largest publicly-traded U.S. companies. Size is determined by measuring a firm's market capitalization -- the market value of all of a company's equity securities. These securities are traded principally on U.S. national stock exchanges but also may be traded on regional stock exchanges or in the over-the-counter (OTC) market. Large-cap stocks may offer higher dividends than the stocks of smaller-cap firms.

      The index used to measure the historical performance of large-cap stocks is the Standard & Poor's 500, which is composed of 500 widely held common stocks listed on the New York or American Stock Exchange or on the NASDAQ OTC market.

      Small-cap stocks. The Fund seeks its small-cap holdings from companies having market capitalizations smaller than the 1,000 largest publicly-traded U.S. companies. These small-cap stocks typically pay no or only minimal dividends and may involve greater risks than securities of larger, more established companies. However, because of their long-term prospects, they may offer the potential for greater price appreciation.


      The index used to measure the historical performance of small-cap stocks is the Russell 2000, which is composed of the 2,000 publicly-traded U.S. companies that are next in size after the 1,000 largest publicly traded U.S. companies, measured by market capitalization.


      Real estate equity securities. The Fund focuses its real estate investments on equity real estate investment trusts (REITs) but may also invest in real estate development and real estate operating companies, as well as other real estate-related businesses. Equity REITs are trusts that sell shares to investors and invest the proceeds in real estate. The index used is the NAREIT Equity REIT, which is composed of all tax-qualified REITs listed on the New York and American Stock Exchanges, plus those listed on the NASDAQ National Market System.

      International stocks. The Fund may invest in international equity securities directly or through American Depository Receipts ("ADRs"). Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign securities. Investments in Canadian securities and ADRs are not included in this limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. The index used is the Morgan Stanley Capital Index-Europe, Australia and Far East (MSCI-EAFE), which is composed of companies listed on exchanges in countries of those specific regions.

Fixed Income and Cash Holdings

      Fixed-income. For the fixed-income portion of the holdings, we select only obligations of the U.S. government, its agencies and instrumentalities, or investment grade corporate bonds. These securities tend to offer lower income than bonds of lower quality but are more shielded from credit risk. Obligations issued by government agencies or instrumentalities may include some supported only by the credit of the issuer rather than backed by the full faith and credit of the U.S. government. The Fund also may invest up to 25% of its total assets in fixed-income securities issued by foreign companies. The Fund may hold securities of any maturity (from less than one year up to 30 years), with the average maturity varying depending upon economic and market conditions.

      The index used to  measure  the  historical  performance  of  fixed-income securities is the Lehman Brothers Aggregate Bond, which is composed of fixed-rate, investment grade domestic corporate bond issues, plus U.S. government treasury and agency securities, Yankee bonds (U.S. traded debt issued or guaranteed by foreign governments) and mortgage-backed securities.

      Cash   securities.   The  Fund's  cash  securities  may  include  domestic
certificates of deposit and bankers' acceptances, repurchase agreements, commercial paper and U.S. government and agency securities and investment grade corporate bonds with remaining maturities of one year or less.

INVESTMENT POLICIES AND RISKS


      Investors generally should expect to see ^ the price per share and income levels of the Fund vary with movements in the stock and fixed-income markets, changes in economic conditions and other factors. The Fund invests in many different ^ securities and industries^; this diversification may help reduce the Fund's ^ exposure to particular investment and market risks but cannot eliminate these risks.

      Year 2000 Computer Issue. Due to the fact that many computer systems in use today cannot recognize the Year 2000, but will, unless corrected, revert to 1900 or 1980 or cease to function at that time, the markets for securities in which the Fund invests may be detrimentally affected by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production issues for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs, which may be substantial. The Fund's investments may be adversely affected.


      Small-Cap Stocks. Small-cap companies frequently have limited operating histories, product lines and financial and managerial resources. They may experience intense competitive pressures from larger, more established firms in the same industry. The market prices of small-cap stocks may be more volatile than those of large-cap stocks both because they typically trade in lower volumes and because small-cap firms may be more vulnerable to changes in their earnings or prospects. As a result, small-cap companies may experience substantial losses as well as significant growth.

      Real Estate Securities. Real estate securities have many of the same risks as the direct ownership of real estate, including the risk that the property will decline in value, and risks related to general and local economic conditions, overbuilding, property tax and operating expense increases and fluctuating rental income. REITs have the additional factors of management skill, potentially inadequate diversification, and favorable financing to consider. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and failing to maintain exemption from the Investment Company Act of 1940.

      Debt Securities. When we assess an issuer's ability to meet its interest rate obligations and repay its debt when due, we are referring to "credit risk." Debt obligations are rated based on their estimated credit risk by independent services such as Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"). "Market risk" for debt securities principally refers to sensitivity to changes in interest rates. For instance, when interest rates go up, the market value of a previously issued bond generally declines; on the other hand, when interest rates go down, the prices of bonds generally increase.

      The lower a bond's quality, the more it is subject to credit risk and market risk and the more speculative it becomes; this is also true of most unrated debt securities. The Fund seeks to reduce these risks by investing only in investment grade debt securities (those rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's or, if unrated, are judged by Fund Management to be of equivalent quality). These bonds enjoy strong to adequate capacity to pay principal and interest. Securities rated BBB or Baa are considered to be of medium grade and may have speculative characteristics. While Fund Management continuously monitors all of the debt securities in the Fund's portfolio for the issuer's ability to make required principal and interest payments and other quality factors, it may retain a bond whose rating is changed to one below the minimum rating required for purchase of the security.

      The Fund's investments in debt securities may include investments in zero coupon bonds, step-up bonds, mortgage-backed securities and asset-backed securities. Zero coupon bonds ("zeros") make no periodic interest payments. Instead, they are sold at a discount from their face value. The buyer of the zero receives the rate of return by the gradual appreciation in the price of the security, which is redeemed at face value at maturity. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. Because they are extremely responsive to changes in interest rates, the market prices of both zeros and step-up bonds may be more volatile than other bonds. The Fund may be required to distribute income recognized on these bonds, even though no cash interest payments may be received, which could reduce the amount of cash available for investment by the Fund.

      Mortgage-backed securities represent interests in pools of mortgages. Asset-backed securities generally represent interests in pools of consumer loans. Both usually are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported, at least in part, by letters of credit or other credit enhancements or, in the case of mortgage-backed securities, guarantees by the U.S. government, its agencies or instrumentalities. The underlying loans are subject to prepayments that may shorten the securities' weighted average lives and may lower their returns.

      The Fund also may invest in stripped mortgage- or asset-backed securities, in which the principal and interest payments on the underlying pool of loans are separated or "stripped" to create two classes of securities. In general, the interest-only, or IO, class receives all of the interest payments and the principal-only, or PO, class receives all of the principal payments. The market prices of these securities generally are more sensitive to changes in interest and prepayment rates than traditional mortgage and asset-backed securities and may be extremely volatile.


      Foreign Securities. Up to 25% of the Fund's total assets, measured at the time of purchase, may be invested directly in foreign equity ^ and corporate debt securities. Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.


     For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities denominated in that foreign currency may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase.

     Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

     -^ investment income on certain foreign securities may be subject to foreign withholding taxes, which may reduce dividend income or capital gains payable to shareholders.

     There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility ^ the Fund ^ may experience difficulties in pursuing legal remedies and collecting judgments.

      Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). EMU intends to establish a common European currency for EMU countries which will be known as the "euro." Each participating country presently plans to adopt the euro as its currency on January 1, 1999. The old national currencies will be sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

      The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of securities held by the Fund.


      ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.


      Illiquid and Rule 144A Securities. The Fund may invest in illiquid securities, including securities that are subject to restrictions on resale and securities that are not readily marketable. The Fund may also invest in restricted securities that are not registered for sale to the general public, but that may be resold to institutional investors, known as "Rule 144A Securities." For more information concerning illiquid and Rule 144A Securities, see "Investment Policies ^ And Restrictions" in the Statement of Additional Information.


      Delayed Delivery or When-Issued Securities. Up to 10% of the value of the Fund's total assets may be committed to the purchase or sale of securities on a when-issued or delayed-delivery basis --that is, with settlement taking place in the future. The payment obligation and the interest rate received on the securities generally are fixed at the time the Fund enters into the commitment. Between the date of purchase and the settlement date, the market value of the securities may vary. No interest is payable to the Fund prior to settlement.

^

      Repurchase Agreements. The Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and date. The Fund could incur costs or delays in seeking to sell the ^ security if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers and registered U.S. government securities dealers that are deemed creditworthy under standards established by the ^ Company's board of directors.

      Securities Lending. The Fund may seek to earn additional income by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies And Restrictions" in the Statement of Additional Information.


      Futures, Options and Other Derivative Instruments. In order to hedge its portfolio, the Fund may purchase and write options on securities (including index options and options on foreign securities) and may invest in futures contracts for the purchase or sale of foreign currencies, fixed-income securities and instruments based on financial indices (collectively, "futures contracts"), options on futures contracts and forward contracts. These practices and their risks are discussed under "Investment Policies and Restrictions" in the Statement of Additional Information.


      Investment Restrictions. Certain restrictions, which are identified in the Statement of Additional Information, may not be altered without the approval of the Fund's shareholders. For example, with respect to 75% of its total assets, the Fund limits to 5% the portion of its total assets that may be invested in any one issuer (other than cash items and U.S. government securities). In addition, the Fund limits to 25% the portion of its total assets that may be invested in any one industry (other than U.S. government securities). Other fundamental restrictions prohibit the Fund from lending more than 33-1/3% of its total assets to other parties and from borrowing money, except that the Fund may borrow for temporary or emergency purposes, and enter into reverse repurchase agreements in an amount not exceeding 33 1/3% of its total assets.

      For a further discussion of risks associated with an investment in the Fund, see "Investment Policies ^ And Restrictions" and "Investment Practices" in the Statement of Additional Information.

^


THE FUND AND ITS MANAGEMENT


     The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end, management investment company. It was incorporated on August 19, 1993, under the laws of Maryland. On September 10, 1998, the name of the Company was changed to INVESCO Flexible Funds, Inc.

     The Company's board of directors has responsibility for overall supervision of the Fund and reviews the services provided by the investment adviser and investment sub-adviser. Under an agreement with the ^ Company, INVESCO, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Fund's investment ^ adviser; it is primarily responsible for providing the Fund with various administrative services. An affiliate of ^ INVESCO, IMR, 101 Federal Street, Boston, Massachusetts, is the Fund's sub-adviser and is primarily responsible for ^ providing the Fund with portfolio management. INVESCO and IMR may be referred to herein collectively as "Fund Management."

     INVESCO, IMR and IDI are indirect, wholly-owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. INVESCO and IMR continued to operate under their existing names. AMVESCAP PLC had approximately $261 billion in assets under management as of June 30, 1998. INVESCO was established in 1932 and, as of July 31, 1998, managed 14 mutual funds, consisting of 49 separate portfolios, with combined assets of approximately $19.6 billion on behalf of 884,099 shareholders. IMR also acts as sub-adviser to the INVESCO Small Company Value Fund and offers investment services to U.S. institutions and wealthy individuals.

     The Fund is managed by a team of specialists, headed by Bob Slotpole, with expertise in the various asset classes in which the Fund invests. ^ Mr. Slotpole, portfolio manager since 1993 for INVESCO Management & Research, Inc., has served as lead portfolio manager of the Fund since 1994 and is primarily responsible for the overall allocation of the Fund's investments among the six asset classes. He is also the portfolio manager of INVESCO Small Company Value Fund. His recent career includes these highlights: He developed the program trading department at First Boston (1985 to 1992) and served with the proprietary options department at Lehman Brothers (1983 to 1984). B.S., State University of New York at Buffalo; M.B.A., Stanford University.


     Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.


      The Fund pays ^ INVESCO a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily. The management fee is computed at the annual rate of 0.75% on the first $500 million of the Fund's average net assets; 0.65% on the next $500 million of the Fund's average net assets; and 0.50% on the Fund's average net assets over $1 billion. For the fiscal year ended July 31, ^ 1998, investment ^ management fees paid by the Fund amounted to 0.75% of the Fund's average net assets. Out of this fee, ^ INVESCO paid an amount equal to ^ 0.33% of the Fund's average net assets to IMR as a sub-advisory fee. No fee is paid by the Fund to IMR.

      Under a Distribution Agreement ^, IDI provides services relating to the distribution and sale of the Fund's shares. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail funds advised by ^ INVESCO. Prior to September 30, 1997, ^ INVESCO served as the Fund's distributor.


      Under a Transfer Agency Agreement, ^ INVESCO acts as registrar, transfer agent and dividend disbursing agent for the Fund. The Fund pays an annual fee of $20.00 per shareholder account or, where applicable, per participant in an omnibus account. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of ^ INVESCO, may provide equivalent services to the Fund. In these cases, ^ INVESCO may pay, out of the fee it receives from the Fund, an annual sub-transfer agency fee or ^ recordkeeping fee to the third party.

      ^ Under an Administrative Services Agreement, ^ INVESCO handles additional administrative, recordkeeping and internal sub-accounting services for the Fund. For ^ the fiscal year ended July 31, ^ 1998, the Fund paid INVESCO a fee for these services in an amount equal to 0.07% of the Fund's average net assets.

      The management and custodial services provided to the Fund by INVESCO and the Fund's custodian, and the services provided to shareholders by INVESCO and IDI, depend on the continued functioning of their computer systems. Many computer systems in use today cannot recognize the Year 2000, but will revert to 1900 or 1980 or will cease to function due to the manner in which dates were encoded and are calculated. That failure could have a negative impact on the handling of the Fund's securities trades, its share pricing and its account services. The Fund and its service providers have been actively working on necessary changes to their computer systems to deal with the Year 2000 issue and expect that their computer systems will be adapted before that date, but there can be no assurance that they will be successful. Furthermore, services may be impaired at that time as a result of the interaction of their systems with noncomplying computer systems of others. INVESCO plans to test as many such interactions as practicable prior to December 31, 1999 and to develop contingency plans for reasonably anticipated failures.

      The Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Fund (prior to any expense offset ^ arrangements) for the fiscal year ended July 31, ^ 1998, including investment ^ advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to ^ 1.54% of the Fund's average net assets. Certain Fund expenses ^ were absorbed voluntarily by ^ INVESCO and IMR pursuant to a commitment to the Fund to ensure that the Fund's total operating expenses ^(after expense offset arrangements) did not exceed 1.50% of the Fund's average net assets. In the absence of this voluntary expense limitation, the Fund's total operating expenses for the year ended July 31, ^ 1998, would have been ^ 1.92% of the Fund's average net assets. This commitment may be changed following consultation with the Company's board of directors.

      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of such ^ brokers' and dealers' financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How To Buy Shares -^ Distribution Expenses," the Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with ^ INVESCO or IDI, as the Fund's distributor. The Fund may place orders for portfolio transactions with qualified ^ brokers and dealers that recommend the Fund or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices - ^ Placement of Portfolio Brokerage" in the Statement of Additional Information.

^


FUND PRICE AND PERFORMANCE


      Determining Price. The value of your investment in the Fund will vary daily. The price per share is also known as the Net Asset Value ("NAV"). ^ INVESCO prices the Fund every day that the New York Stock Exchange is open, as of the close of regular trading (generally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; ^ subtracting liabilities, including accrued expenses; and ^ dividing that dollar amount by the total number of shares outstanding.

      Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise the Fund's total return for one-, five-, and ten-year periods (or since inception). Total return figures show the average annual rate of return on a $1,000 investment in the Fund, assuming reinvestment of all dividends and capital gain distributions for the ^ periods cited. Cumulative total return shows the actual rate of return on an investment ^ for the periods cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in the Fund's investment results, because they do not show the interim variations in performance over the periods cited. More information about the Fund's recent and historical performance is contained in the Fund's Annual Report to Shareholders. You can get a free copy by calling or writing to ^ IDI using the phone number or address on the ^ back of this Prospectus.


      When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the Fund to others in its category of Flexible Portfolio Funds, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information, see "Fund Performance" in the Statement of Additional Information.

      Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES


      The following chart shows several convenient ways to invest in the Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange or redeem shares when you make transactions directly through ^ INVESCO. However, if you invest in the Fund through a securities broker, you may be charged a commission or transaction fee. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Company. For all new accounts, please send a completed application form. Please specify which ^ Fund's shares you wish to purchase.

      Fund Management reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of the Fund. ^ Fund Management reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in the Fund's best interests.

                              HOW TO BUY SHARES
================================================================================

Method                       Investment Minimum          Please Remember
--------------------------------------------------------------------------------

By Check

Mail to:                     $1,000 for regular          If your check does
INVESCO Funds Group, Inc.,   account;                    not clear, you will be
P.O. Box 173706,                                         responsible for any
Denver, CO                                               related loss the Fund
80217-3706                                               or ^ INVESCO incurs.
Or you may send                                          If you are already a
your check by                                            shareholder in the
overnight courier                                        INVESCO funds, the
to: 7800 E. Union                                        Fund may seek
Ave.,                                                    reimbursement from your
Denver, CO  80237                                        existing account(s)
                                                         for any loss incurred.






--------------------------------------------------------------------------------


By Telephone or
Wire
Call 1-800-525-8085                  $1,000.             Payment must be
to request your                                          received wihtin 3
purchase.  Then send                                     business days, or
your check by                                            the transaction may
overnight courier                                        be canceled. If a
to our streeeet                                          purchase is
address:                                                 canceled due to
7800 E. Union Ave.,                                      nonpayment, you
Denver, CO  80237.                                       will be responsible
Or you may transmit                                      for any related
your payment by                                          loss the Fund or ^
bank wire (call ^                                        INVESCO incurs.  If
INVESCO for                                              you are already a
instructions).                                           shareholder in the
                                                         INVESCO funds, the
                                                         Fund may seek
                                                         reimbursement from
                                                         your existing
                                                         account(s) for any
                                                         loss incurred.

--------------------------------------------------------------------------------

With EasiVest or
Direct Payroll
Purchase
You may enroll on                    $50 per month for   Like all regular
the fund                             EasiVest; $50 per   investment plans,
application, or                      pay period for      neither EasiVest
call us for the                      Direct Payroll      nor Direct Payroll
correct form and                     Purchase.  You may  Purchase ensures a
more details.                        start or stop your  profit or protects
Investing the same                   regular investment  against loss in a
amount on a monthly                  plan at any time,   falling market.
basis allows you to                  with two weeks'     Because you'll
buy more shares                      notice to ^         invest continually,
when prices are low                  INVESCO             regardless of
and fewer shares                                         varying price
when prices are                                          levels, consider
high.  This                                              your financial
"dollar-cost                                             ability to keep
averaging" may help                                      buying through low
offset market                                            price levels.  And
fluctuations.  Over                                      remember that you
a period of time,                                        will lose money if
your average cost                                        you redeem your
per share may be                                         shares when the
less than the                                            market value of all
actual average                                           your shares is less
price per share.                                         than their cost.

--------------------------------------------------------------------------------


By PAL
Your "Personal                       $1,000; $250        Be sure to write
Account Line" is                     for an IRA.         down the
available for                                            confirmation number
subsequent                                               provided by PAL.
purchases and                                            Payment must be
exchanges 24-hours                                       received within 3
a day. Simply call                                       business days, or
                                                         the transaction may
                                                         be canceled.  If a
                                                         telephone purchase
                                                         is canceled due to
                                                         nonpayment, you
                                                         will be responsible
                                                         for any related
                                                         loss the Fund or ^
                                                         INVESCO incurs.  If
                                                         you are already a
                                                         shareholder in the
                                                         INVESO funds, the
                                                         Fund may seek
                                                         reimbursement from
                                                         your existing
                                                         account(s) for any
                                                         loss incurred.

--------------------------------------------------------------------------------

By Exchange


Between this and                     $1,000 to open      See "Exchange
another of the                       new account; $50    Policy" page 50.
INVESCO funds.  Call                 for written
1-800-525-8085 for                   requests to
prospectuses of                      purchase additional
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
other INVESCO funds.                 shares for an
You may also establish               existing account.
an Automatic Monthly                 (The exchange
Exchange service                     minimum is $250 for
between two INVESCO                  purchases requested
funds; call ^                        by telephone.)
INVESCO for further
details and the
correct form.


================================================================================

     Exchange Policy. You may exchange your shares in this Fund for those in another INVESCO fund on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

      Please note these policies regarding exchanges of fund shares:

      1)    The fund accounts must be identically registered.

      2) You may make four exchanges out of each fund during each calendar year.

      3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).


      4) ^ In order to prevent abuse of this policy to the disadvantage of other shareholders, the Fund reserves the right to ^ temporarily or permanently terminate the exchange option of any shareholder who requests more than four exchanges in a year, or at any time the Fund determines the actions of the shareholder are detrimental to Fund performance and shareholders. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors the means of speculation on short-term market movements.

      5) Notice of all such modifications or ^ terminations of the exchange privilege that would affect all Fund shareholders will be given at least 60 days prior to the effective date of the change in
            ^ policy, except ^ in unusual ^ circumstances (such as when redemptions of the exchanged shares are suspended under
            Section  22(e)  of  the  Investment   Company Act of 1940,
            or when sales of the fund into which you are exchanging are temporarily ^ suspended).

      Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities and provide certain services approved by the board of directors of the Company in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include INVESCO- and IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's transfer agent computer-processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

      In  addition,   other   permissible   activities   and  services   include
advertising, preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors and such other services and promotional activities for the Fund as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO, IDI or ^ their affiliates or by third parties.

      Under the Plan, the ^ Fund's payments to IDI ^ are limited to an amount computed at an annual rate of 0.25% of the Fund's average net assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of ^ INVESCO or IDI whose primary responsibilities involve marketing shares of the INVESCO Mutual Funds, including the Fund. Payment amounts by the Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from ^ their revenues to securities dealers, financial advisers and other financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of the Plan's termination. Payments made by the Fund may not be used to finance directly the distribution of shares of any other Fund of the Company or other mutual funds advised by ^ INVESCO and distributed by IDI. However, payments received by IDI which are not used to finance the distribution of shares of the Fund become part of IDI's revenues and may be used by IDI for ^ activities ^ that promote distribution of any of the mutual funds advised by ^ INVESCO. Subject to review by the ^ Company's directors^, payments made by the Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. IDI will bear any distribution-and service-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from IDI's use of its own resources, ^ providing that such fees are legitimate and not excessive. For more information see "How Shares Can Be Purchased -^ Distribution Plan" in the Statement of Additional information.


FUND SERVICES


     Shareholder Accounts. ^ INVESCO will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.


      Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

      Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.


      Reinvestment of Distributions. Dividends and other distributions are automatically ^ reinvested in additional fund shares at the NAV on the ex-dividend or ex-distribution date, unless you choose to have dividends and/or capital gain distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).


      Telephone Transactions. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application or a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if the Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephoned instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.


      Retirement Plans And IRAs. Fund shares may be purchased for ^ IRAs and many types of tax-deferred retirement plans. ^ INVESCO can supply you with information and forms to establish or transfer your existing plan or account.


HOW TO SELL SHARES

      The following chart shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

      Please specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

                              HOW TO SELL SHARES
================================================================================

Method                       Minimum Redemption          Please Remember
================================================================================

By telephone
Call us toll-free            $250 (or,if less,            These telephone
at 1-800-525-8085            full liquidation of          redemption
                             the account) for a           privileges may be
                             redemption check;            modified or
                             $1,000 for a wire            terminated in the
                             to bank of record.           future at ^
                             The maximum amount           INVESCO's
                             which may be                 discretion ^.
                             redeemed by
                             telephone is
                             generally $25,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

^ In Writing
Mail your request            Any amount.  The             If the shares to be
to INVESCO Funds             redemption request           redeemed are
Group, Inc., P.O.            must be signed by            represented by
Box 173706,                  all registered ^             stock certificates,
Denver, CO                   account owners.              the certificates
80217-3706.  You may         Payment will be              must be sent to ^
also send your               mailed to your               INVESCO
request by                   address of record,
overnight courier            or to a
to 7800 E. Union             pre-designated
Ave., Denver, CO             bank.
80237


--------------------------------------------------------------------------------

By Exchange
Between this and             $1,000 to open a             See "Exchange
another of the               new account; $50             Policy," page ^ 50.
INVESCO funds. Call          for written
1-800-525-8085 for           requests to
prospectuses of              purchase additional
other INVESCO funds.         shares for an
You may also                 existing account.
establish an                 (The exchange
automatic monthly            minimum is $250 for
exchange service             exchanges requested
between two INVESCO          by telephone.)
funds; call ^
INVESCO for further
details and the
correct form.

--------------------------------------------------------------------------------

Periodic Withdrawal
Plan
You may call us to           $100 per payment,            You must have at
request the                  on a monthly or              least $10,000 total
appropriate form             quarterly basis.             invested with the
and more                     The redemption               INVESCO funds, with
information at               check may be made            at least $5,000 of
1-800-525-8085               payable to any               that total invested
                             party you                    in the fund from
                             designate.                   which withdrawals
                                                          will be made.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Payment to Third
Party
Mail your request            Any amount.                  All registered ^
to INVESCO Funds                                          account owners must
Group, Inc., P.O.                                         sign the request,
Box 173706,                                               with a signature
Denver, CO                                                guarantee from an
80217-3706.                                               eligible guarantor
                                                          financial
                                                          institution, such
                                                          as a commercial
                                                          bank or recognized
                                                          national or
                                                          regional securities
                                                          firm.

================================================================================

      While the Fund will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

      If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate further EasiVest purchases unless you instruct us otherwise.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to involuntarily redeem all shares in such account, in which case the account would be involuntarily liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS


      Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any^. Distribution of all net investment income to shareholders allows the Fund to maintain its tax status as a regulated investment company. ^ The Fund does not expect to pay any federal income or excise taxes because of its tax status as a regulated investment company.

      Shareholders^ must include all dividends and other distributions ^ as taxable income for federal, state and local income tax purposes unless they are exempt from income taxes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Fund or another fund in the INVESCO group.

      Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer s marginal tax rate. Long-term gains realized between May 7, 1997 and July 28, 1997 on the sale of securities held for more than 12 months are taxable at the maximum rate of 20%. ^ Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not for more than 18 months are taxable at ^ the maximum rate of 28% (depending on the shareholder's marginal tax rate). Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at a maximum rate of 20% (depending on the shareholder's marginal tax rate). Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into law on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependant on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of ^ distributions by the Fund ^.

     Shareholders ^ may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital ^ gains on shares held for more than one year will be long-term capital gains, in which event ^ they will be subject to federal income tax at the rates indicated above.

     The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld ^ may be treated as an expense of the Fund.

     Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and other distributions and redemption proceeds. ^ You can avoid backup withholding on your ^ account by ensuring that we have a correct, certified tax identification number, unless you are subject to backup withholding for other reasons.

     We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions ^ And Taxes" in the Statement of Additional Information.

     Dividends and Other Distributions. The Fund earns ordinary or net investment income in the form of interest and dividends ^ on investments. Dividends paid by the Fund will be based solely on the net investment income earned by it. The Fund's policy is to distribute substantially all of this income, less ^ expenses, to shareholders on a quarterly basis, at the discretion of the ^ Company's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

     In addition, the Fund realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains^ realized on certain foreign currency transactions, if any, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value on the payable date unless otherwise requested.

     Dividends and other distributions are paid to ^ shareholders who hold shares on the record date of distribution, regardless how long the Fund shares have been held by the shareholder. The Fund's share price will then drop by the amount of the distribution on the ex-dividend or ex-distribution date. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.


ADDITIONAL INFORMATION


      Voting Rights. All shares of the Company have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the ^ Fund or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the ^ Fund. The Company will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

      Master/Feeder Option. As a matter of fundamental policy, the Company may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having substantially the same fundamental investment objective, policies and limitations. It is expected that any such investment company would be managed by ^ INVESCO in substantially the same manner as the Fund. If permitted by applicable law, any such investment may be made in the sole discretion of the Company's board of directors without a vote of the Fund's shareholders. However, shareholders will be given at least 30 days prior notice of any such investment. Such an investment would be made only if the board of directors determines it to be in the best interests of the Fund and its shareholders based on potential cost savings, operational efficiencies or other factors. No assurance can be given that costs would be materially reduced if this option were implemented.

                              INVESCO ^ FLEXIBLE FUNDS, INC.


                              INVESCO Multi-Asset Allocation Fund

                              A no-load mutual fund seeking capital
                              appreciation and current income.


                              PROSPECTUS
                              December 1, ^ 1998


INVESCO FUNDS


INVESCO Distributors, Inc. (SM)
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706


1-800-525-8085
PAL(R): 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek
155-B Fillmore Street;
Denver Tech Center
7800 East Union Avenue
Lobby Level

In addition, all documents
filed by the Company with the
Securities and Exchange
Commission can be located on
a Web site maintained by the
Commission at http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION
December 1, ^ 1998

                        ^ INVESCO FLEXIBLE FUNDS, INC.
               ^(formerly, INVESCO Multiple Asset Funds, Inc.)
                           ^ INVESCO Balanced Fund
                     INVESCO Multi-Asset Allocation Fund


Address:                                  Mailing Address:

7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706
                                  Telephone:
                      In continental U.S., 1-800-525-8085
--------------------------------------------------------------------------------


      INVESCO ^ Flexible Funds, Inc. (the "Company") is a ^ no-load, open-end, diversified management investment company currently consisting of two separate portfolios of investments^, INVESCO Multi-Asset Allocation Fund (the "Multi-Asset Allocation Fund") and INVESCO Balanced Fund (the "Balanced Fund") (collectively, the "Funds" and individually, a "Fund"). The investment objective of each Fund is to provide investors with a high total return on investments through capital appreciation and current income. Each Fund pursues its objective by investing in a combination of equity securities and fixed-income securities. Investors may purchase shares of either or both Funds. Additional funds may be added in the future.

      Separate Prospectuses for each of the Funds, dated December 1, ^ 1998, which provide the basic information you should know before investing in a Fund, may be obtained without charge from INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in each ^ Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund and should be read in conjunction with the ^ Prospectuses.


Investment Adviser: INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.

                               TABLE OF CONTENTS
                                                                          Page


INVESTMENT POLICIES AND RESTRICTIONS                                      ^ 60

THE ^ FUNDS AND ^ THEIR MANAGEMENT                                        ^ 70

HOW SHARES CAN BE PURCHASED                                               ^ 81

HOW SHARES ARE VALUED                                                     ^ 84

FUND PERFORMANCE                                                          ^ 85

SERVICES PROVIDED BY THE FUND                                             ^ 87

TAX-DEFERRED RETIREMENT PLANS                                             ^ 88

HOW TO REDEEM SHARES                                                      ^ 88

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES                                  ^ 89

INVESTMENT PRACTICES                                                      ^ 91

ADDITIONAL INFORMATION                                                    ^ 94


APPENDIX A                                                                  97

INVESTMENT POLICIES AND RESTRICTIONS


      As discussed in their respective Prospectuses in the sections entitled "Investment Objective And Strategy" and "Investment Policies And Risks," the
Funds may invest in a variety of securities^ and employ a broad range of investment techniques^ in seeking to achieve their respective investment objectives. Such securities and techniques include the following:

      Equity Securities. As described in the Prospectuses, equity securities which may be purchased by the Funds consist of common, preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Rights and warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those which determine the prices of common stocks and exhibit similar behavior (although often more volatile behavior). Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.


      Convertible securities which may be purchased by the Funds include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.


      Convertible securities have an "investment value" which is the theoretical value determined by the yield ^ they provide in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. They also have a "conversion value" which is ^ their worth in market value if the ^ securities were exchanged for ^ their underlying equity ^ securities. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, generally will yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

      American Depository Receipts. As discussed in the Prospectuses, the Funds may invest in American Depository Receipts ("ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.


      Illiquid and 144A Securities. ^ As discussed in the section of the Funds' Prospectuses entitled "Investment Policies And Risks," each Fund may invest in illiquid securities, including restricted securities ^ and other investments that are not readily marketable. Restricted securities are securities which are subject to restrictions on their resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). However, a Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with effecting registration.

      Each Fund also may invest in restricted securities, including restricted securities that can be resold to institutional investors pursuant to Rule 144A under the ^ 1933 Act ("Rule 144A Securities")^ if a liquid institutional trading market exists.

      ^ In recent years, a large institutional market has developed for Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securitis to qualified institutional buyers. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund, however, could adversely affect the marketability of such security, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

      Obligations of Domestic Banks. These obligations consist of certificates of deposit ("CDs") and bankers' acceptances issued by domestic banks (including their foreign branches) having total assets in excess of $5 billion, which meet the Funds' minimum rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank.

      Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). These instruments are used to finance the import, export, transfer or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount.

      Commercial Paper. These obligations are short-term promissory notes issued by domestic corporations to meet current working capital requirements. Such paper may be unsecured or backed by a letter of credit. Commercial paper issued with a letter of credit is, in effect, "two-party paper," with the issuer directly responsible for payment, plus a bank's guarantee that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

      Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or institutions such as banks, insurance companies and savings and loans. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Freddie Mac certificates, are not.

      Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Funds. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation, interest rates or tax policies.

      Asset-Backed Securities. The Funds may invest in asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing the credit support or enhancement.

      Zero Coupon Bonds. The Funds may invest in zero coupon bonds or "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest after the securities are issued but otherwise are comparable to zero coupon bonds. The market value of "strips" and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. In order for a Fund to maintain its qualification as a regulated investment company, it may be required to distribute income recognized on zero coupon bonds even though no cash may be paid to the Fund until the maturity or call date of the bond, and such distribution could reduce the amount of cash available for investment by the Fund.


      When-Issued and Delayed Delivery  Securities.  As discussed in the section of ^ each Fund's Prospectus entitled "Investment Policies ^ And Risks," each Fund may make commitments in an amount of up to 10% of the value of its total assets at the time any commitment is made to purchase and sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities (normally, debt obligations of issuers eligible for investment by the Funds) are purchased or sold by the Funds with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When the Funds engage in when-issued and delayed delivery transactions, they rely on the seller or buyer, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions ^ generally may be expected to settle within one month from the date a transaction is entered into, but in no event later than 90 days after the transaction date. No payment or delivery is made by the Funds until they receive delivery or payment from the other party to the transaction. However, when a Fund purchases a security on a when-issued or delayed delivery basis, it assumes the risk that the market price of the security may fluctuate between the date of purchase and the date of delivery.


      To the extent that a Fund remains substantially fully invested at the same time that it has purchased when-issued securities, as it would normally expect to do, there may be greater fluctuations in its net assets than if the Fund sets aside cash to satisfy its purchase commitments.

      When a Fund purchases securities on a when-issued basis, it will maintain in a segregated account cash or liquid securities having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.


      Securities Lending. The Funds also may lend their securities to qualified brokers, dealers, banks or other financial institutions^ provided that such loans are callable at any time by the Fund and are at all times secured by collateral consisting of cash, letters of credit or securities issued or guaranteed by the ^ United States government or its agencies ^, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving income from the borrower of the securities. Loans will be made only to firms deemed by INVESCO (under procedures established by the

Company's board of directors) to be creditworthy and when the amount of interest income it receives justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If at any time the borrower fails to maintain the required amount of collateral (at least 100% of the market value of the borrowed securities, plus accrued interest and dividends^), the Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, the Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the value of the loaned securities during the loan period would inure to the Fund. A Fund will not lend any security if, as a result of the loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Fund's total assets (taken at market value).

      Futures and Options on Futures and Securities. As described in ^ each Fund's Prospectus, the Funds may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts and other securities which are included in the types of instruments sometimes referred to as "derivatives," because their value depends upon or derives from the value of an underlying asset. The Funds will comply with and adhere to all limitations in the manner and extent to which they effect transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission (the "CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. A Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of the Fund's total assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general, a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Funds may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA ^.

      Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in a segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, because losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by a Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix A ("Description of Futures and Options Contracts").


     Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contract and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying securities and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the value of the underlying securities and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

     In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

     Options on Futures Contracts. The Funds may buy and write options on futures contracts for hedging purposes; options are also included in the types of instruments sometimes known as derivatives. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

     The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.


     Forward Foreign Currency Contracts. The Funds may enter into forward currency contracts, which are included in the types of instruments sometimes known as derivatives, to purchase or sell foreign currencies (i.e., non-U.S. currencies) as a hedge against possible variations in foreign exchange rates. A forward foreign currency exchange contract ("forward contract") is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed-upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the forward contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions. By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security transaction, a Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received or during the time the Fund holds the foreign security. Hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. The Funds will not speculate in forward contracts. Although the Funds have not adopted any limitations on their ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Funds do not attempt to hedge all of their non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by their investment adviser or sub-adviser. The Funds will not enter into forward contracts for a term of more than one year.


      Swaps and Swap-Related Products. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor.

      Although the Funds currently do not intend to use interest rate swaps, caps and floors, they are permitted to enter into such transactions on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities. Interest rate swaps usually are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis, and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Funds will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Funds' adviser or sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund would have contractual remedies pursuant to the agreements related to the transaction.

      The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

      There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. The documentation currently used in those markets attempts to limit the risk of loss with respect to interest rate swaps to the net amount of the payments that a party is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would anticipate losing the net amount of the payments that the Fund contractually is entitled to receive over the payments that the Fund is contractually obligated to make. The Funds may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above as well as the Funds' other investment restrictions set forth below.

Investment Restrictions

      As described in the section of each Fund's Prospectus entitled "Investment Policies And Risks," ^ each Fund operates under certain investment restrictions. ^ For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from a Fund.

      ^ The following restrictions are fundamental and may not be changed with respect to a Fund without prior approval of a majority of the outstanding voting securities of such Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under these restrictions, each Fund may not:

       1. With respect to seventy-five percent (75%) of its total assets, purchase the securities of any one issuer (except cash items and "Government securities" as defined under the 1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer;

       2. Borrow  money,  except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33-1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33-1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      3. Invest more than 25% of the value of its total assets in any particular industry (other than Government securities).

      4. Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

      5. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      6. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements.)

      7. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

      As a fundamental policy in addition to the above, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.


      In applying ^ restriction ^(3) above, the Funds use a modified S&P industry code classification schema which uses various sources to classify securities.

      Additional investment restrictions adopted by the Company on behalf of the Funds and which^ may be changed by the ^ directors, at their discretion, without shareholder approval^, include the following:

     ^(1) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities shall be deemed to be without value.

     ^(2) The Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts if the aggregate net amount of the Fund's commitments under outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund.

     ^(3) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

     ^(4) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     ^(5) The Fund does not currently intend to (i) purchase securities of closed end investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger. If the Fund invests in a money market fund, the Fund's investment adviser will waive its advisory fee on the assets of the Fund which are invested in the money market fund during the time that those assets are so invested.

     ^(6) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

     ^(7) The Fund does not currently intend to purchase securities of any issuer (other than U.S. Government agencies and instrumentalities or instruments guaranteed by an entity with a record of more than three years' continuous operation, including that of predecessors) with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such issuers to exceed 5% of the Fund's total assets taken at market value at the time of such purchase.

     ^(8) The Fund does not currently intend to invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Fund may own debt or equity securities of companies engaged in those businesses.

     ^(9) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The board of directors, or the Fund's investment adviser acting pursuant to authority delegated by the board of directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

   ^(10) The Fund may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control.

      With respect to investment restriction ^(9) above, the board of directors has delegated to the Funds' investment adviser the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule and whether or not such securities are subject to the non-fundamental restriction
(9) above. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination:
(1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

THE ^ FUNDS AND ^ THEIR MANAGEMENT

     The Company. The Company was incorporated on August 19, 1993, under the laws of Maryland. On September 10, 1998, the name of the Company was changed to INVESCO Flexible Funds, Inc.

     The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation (" ^ INVESCO"), is employed as the Company's investment adviser. ^ INVESCO was established in 1932 and also serves as an investment adviser to ^ INVESCO
Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc. , INVESCO Equity Funds, Inc. (formerly, INVESCO Capital Appreciation Funds, Inc.), INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.

      The ^ Investment Sub-Adviser. INVESCO, as investment adviser, has contracted with INVESCO Management & Research, Inc. ("IMR") to provide investment advisory and research services on behalf of INVESCO Multi-Asset Allocation Fund ^. IMR has the primary responsibility for providing portfolio investment management services to the ^ Multi-Asset Allocation Fund. IMR is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), which is also the parent company of ^ INVESCO. Prior to February 3, 1998,
Institutional Trust Company d.b.a., INVESCO Trust Company ("ITC"), provided sub-advisory services to the Balanced Fund. Effective February 3, 1998, ITC no longer provided sub-advisory services to this Fund and INVESCO provides such day-to-day portfolio management services as the investment adviser to the Balanced Fund. This change did not change the basis upon which investment advice is provided to the Balanced Fund, the cost of those services to this Fund or the persons actually performing the investment advisory and other services previously provided by ITC.

     The Distributor. Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI") became the Funds' distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by ^ INVESCO. Prior to September 30, 1997, ^ INVESCO served as the Funds' distributor.

     ^ INVESCO, IMR, ^ and IDI are indirect wholly-owned subsidiaries of AMVESCAP PLC, a publicly traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc. that created one of the largest investment management businesses in the world with approximately ^ $261 billion in assets under management^ as of June 30, 1998. INVESCO was established in 1932, and, as of ^ July 31, ^ 1998, managed 14 mutual funds, consisting of ^ 49 separate portfolios, on behalf of ^ 884,099 shareholders. AMVESCAP PLC's other North American subsidiaries include the following:

     --INVESCO Retirement and Benefit Services, Inc. ("IRBS"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

     --INVESCO Retirement Plan Services ("IRPS"), Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide retirement plan products and services.

     --ITC of Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides, through INVESCO, complete transfer agency functions: correspondence, sub-accounting, telephone communications and processing of distributions.

     --INVESCO Capital Management, Inc. of Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of ^ one registered investment ^ company.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for INVESCO PLC's clients worldwide. Clients include corporate plans and public pension funds as well as endowment and foundation accounts.


      --INVESCO (NY), Inc., New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY also offers the opportunity for its clients to invest both directly and indirectly through partnerships in primarily private investments or privately negotiated transactions. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as subadviser with respect to certain commingled employee benefit trusts. INVESCO NY specializes in the fundamental research investment approach, with the help of quantitative tools.


     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.


     --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of ^ insurance companies that issue variable annuity and/or variable life products.


     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

     The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.


     As indicated in the Funds' Prospectuses, ^ INVESCO and IMR permit investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of ^ INVESCO ^, IMR and their North American affiliates. The policy requires officers, inside directors, investment and other personnel of ^ INVESCO ^, IMR and their North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

     In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of ^ INVESCO ^, IMR and their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of the policy are administered by and subject to exceptions authorized by ^ INVESCO.

     Investment Advisory Agreement. ^ INVESCO serves as investment adviser to the Funds pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company, which was approved by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or ^ INVESCO at a meeting called for such purpose. The Agreement was approved by the Funds' shareholders on January 31, 1997,for an initial term expiring February 28, 1999. On May 13, 1998, this period was extended by the Company's board of directors to May 15, 1999. Thereafter, the Agreement may be continued from year to year ^ with respect to each Fund as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of ^ the applicable Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party, or by a Fund with respect to that Fund, upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Agreement provides that ^ INVESCO shall manage the investment portfolios of the Funds in conformity with ^ each Fund's investment policies (either directly or by delegation to a sub-adviser, which may be a party affiliated with ^ INVESCO). Further, ^ INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Funds excluding, however, those services that are the subject of any separate agreement between the Company and ^ INVESCO or any affiliate thereof, including the distribution and sale of ^ each Fund's shares and provision of^ transfer agency, dividend disbursing agency and registrar services, and services furnished under an Administrative Services Agreement with ^ INVESCO discussed below. Services provided under the Agreement include but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Funds' operations; furnishing office space, facilities, equipment and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by ^ INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC and other corporate documents of the Funds), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act. Expenses not assumed by ^ INVESCO are borne by the Funds.

      As full compensation for ^ advisory services provided to the Company, ^ INVESCO receives a monthly fee. The fee is based upon a percentage of each Fund's average net assets, determined daily. With respect to the Multi-Asset Allocation Fund, the fee is calculated at the annual rate of: 0.75% of the first $500 million of the Fund's average net assets; 0.65% of the next $500 million of the Fund's average net assets; and 0.50% of the Fund's average net assets over $1 billion. With respect to the Balanced Fund, the fee is calculated at the annual rate of: 0.60% of the first $350 million of the Fund's average net assets; 0.55% of the next $350 million of the Fund's average net assets; and 0.50% of the Fund's average net assets over $700 million. ^ For the fiscal years ended July 31, 1998, 1997, and 1996 ^, prior to the voluntary absorption of certain Fund expenses by ^ INVESCO and, with respect to the Multi-Asset Allocation Fund ^, IMR, the Multi-Asset Allocation Fund paid INVESCO advisory fees of $136,420, $100,445^ and $69,539 ^, respectively, and the Balanced Fund paid ^ INVESCO advisory fees of $1,115,082, $797,409^ and $561,473 ^, respectively.

      Sub-Advisory ^ Agreement. IMR serves as sub-adviser to the Multi-Asset Allocation Fund ^ pursuant to a sub-advisory agreement (the "Sub-Agreement") with INVESCO which was approved by the board of directors on November 6, 1996 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, ^ INVESCO ^ or IMR at a meeting called for such purpose. Shareholders of the ^ Multi-Asset Allocation Fund approved the Sub-^ Agreement on January 31, 1997, for an initial term expiring February 28, 1999. On May 13, 1998, this period was extended by the Company's board of directors to May 15, 1999. Thereafter, the Sub-^ Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the ^ Multi-Asset Allocation Fund. Any such continuance also must be approved by a majority of the directors who are not parties to the Sub-^ Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-^ Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Sub-^ Agreement provides that IMR, as sub-adviser to the Multi-Asset Allocation Fund ^ subject to the supervision of ^ INVESCO, shall manage the investment ^ portfolio of the ^ Fund in conformity with ^ the Fund's investment policies. These management services would include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the ^ Fund and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the ^ Fund, consistent with (i) ^ the Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for ^ the ^ Fund, unless otherwise directed by the directors of the Company or ^ INVESCO, and executing transactions accordingly;
(d) providing the ^ Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser; (e) determining what portion of ^ the ^ Fund should be invested in the various types of securities authorized for purchase by ^ the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of ^ the Fund shall be exercised.

      The Sub-^ Agreement provides that as compensation for ^ its services, IMR ^ shall receive from ^ INVESCO, at the end of each month, a fee based upon the average daily value of the ^ Multi-Asset Allocation Fund's net assets. ^ The fee is calculated at the ^ following annual rates: prior to January 1, 1998, 0.375% on the first $500 million of the Fund's average net assets; 0.325% on the next $500 million of the Fund's average net assets; and 0.25% on the Fund's average net assets over $1 billion^; and effective January 1, 1998, 0.25% on the first $500 million of the Fund's average net assets, 0.2166% on the next $500 million of the Fund's average net assets and 0.1667% on the Fund's average net assets in excess of $1 billion. The Sub-Advisory fees are paid by INVESCO, NOT the ^ Fund.

      Administrative Services Agreement. ^ INVESCO, either directly or through affiliated companies, also provides certain administrative, sub-accounting and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated February 28, 1997 (the "Administrative Agreement" ). The Administrative Agreement was approved by the board of directors on November 6, 1996, by a vote cast in person by ^ a majority of the directors of the Company, including ^ a majority of the directors who are not "interested persons" of the Company or ^ INVESCO at a meeting called for such purpose. The Administrative Agreement is for an initial term expiring February 28, 1998, and has been continued by action of the board of directors until May 15, ^ 1999. The Administrative Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by ^ INVESCO upon sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.

      The Administrative Agreement provides that ^ INVESCO shall provide the following services to the Funds: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and (B) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of ^ INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

      As full compensation for services provided under the Administrative Agreement, each Fund pays a monthly fee to ^ INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the applicable Fund. ^ During the fiscal years ended July 31, 1998, 1997, and 1996 ^, prior to the voluntary absorption of certain Fund expenses by ^ INVESCO and, with respect to the Multi-Asset Allocation Fund ^, IMR, the Multi-Asset
Allocation Fund paid INVESCO administrative services fees in the amount of $12,728, $12,009^ and $11,391 ^, respectively, and the Balanced Fund paid INVESCO administrative services fees in the amount of $37,877, $29,935^ and $24,037 ^, respectively.

      Transfer Agency Agreement. ^ INVESCO also performs transfer agent, dividend disbursing agent and registrar services for the Funds pursuant to a Transfer Agency Agreement dated February 28, 1997, which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on November 6, ^ 1996, for an initial term expiring February 28, 1998, and has been ^ extended by action of the board of directors until May 15, ^ 1999. Thereafter, the Transfer Agency Agreement may be continued from year to year ^ with respect to ^ a Fund as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of ^ such Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

      The Transfer Agency Agreement provides that the Funds will pay to ^ INVESCO an annual fee of $20.00 per shareholder account or where applicable, per participant in an omnibus account. This fee is paid monthly at a rate of 1/12 of the annual fee and is based upon the number of shareholder accounts and omnibus account participants in existence at any time during each month. ^ For the fiscal years ended July 31, 1998, 1997, and 1996 ^, prior to the voluntary absorption of certain Fund expenses by ^ INVESCO and, with respect to the Multi-Asset Allocation Fund ^, IMR, the Multi-Asset Allocation Fund paid INVESCO transfer agency fees of $64,749, $44,706, and $25,922 ^, respectively, and the Balanced Fund paid ^ INVESCO transfer agency fees of $447,515, $397,860, and $203,967 ^, respectively.

      Officers and Directors of the Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of each of the Funds are carried out and that the ^ Funds are properly administered. The officers of the Company, all of whom are officers and employees of, and paid by, ^ INVESCO, are responsible for the day-to-day administration of the Company and each of the Funds. The investment sub-adviser for each Fund has the primary responsibility for making investment decisions on behalf of that Fund. These investment decisions are reviewed by the investment committee of ^ INVESCO.

      All of the officers and directors of the Company hold comparable positions with INVESCO ^ Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Equity Funds, Inc. (formerly, INVESCO Capital Appreciation Funds, Inc.), INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors ^ and officers of the Company also hold comparable positions with INVESCO Value Trust and INVESCO Treasurer's Series Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years ^.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of AMVESCAP PLC, London, England, and of various subsidiaries thereof. Chairman of the Board of INVESCO ^ Global Health Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. ^ Trustee of INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company^. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

     ^ VICTOR L. ANDREWS,**@ Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a Director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: ^ 34 Seawatch Drive, ^ Savannah, Georgia. Born: June 23, 1930.


     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.


     LAWRENCE H. BUDNER,#@@ Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.

     ^ WENDY L. GRAMM, Ph.D.,**@ Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, ^ Independant Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born:
January 10, 1945.

     ^ KENNETH T. KING, +#@@ Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987. Address: 4080 North Circulo Manzanillo, Tucson, Arizona. Born:
November 16, 1925.

     JOHN W. MCINTYRE,^+#@@ Director. Retired. Formerly, Vice Chairman of the Board of Directors of ^ The Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of ^ The Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. ^ Trustee of INVESCO Global Health Sciences Fund and Gables Residential Trust. Address: 7 Piedmont Center, Suite 100, Atlanta, Georgia. Born: September 14, 1930.

     LARRY SOLL, Ph.D.,**@ Director. Retired. Formerly, Chairman of the Board (1987 to 1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ^ ISI Pharmaceuticals, Inc., Trustee of
INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born: April 26, 1942.

     MARK H. WILLIAMSON, +* President, CEO and Director. President, CEO and Director of IDI; President, CEO and Director of INVESO and President of INVESCO Global Health Sciences Fund. Formerly, Chairman and CEO of NationsBanc Advisors, Inc. (1995 to 1997) and Chairman of NationsBanc Investments, Inc. (1997 to
1998). Born: May 24, 1951.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel ^(since 1989) and Secretary (since 1989) of INVESCO and Senior Vice President, Secretary and General Counsel of IDI (since 1997); Vice President (May 1989 to April 1995)^ of INVESCO; Senior Vice President (1995 to 1998), Secretary (1989 to 1998) and General Counsel ^(1989 to 1998) of ITC. Formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May
1989). Born: September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO ^(since 1988). Senior Vice President and Treasurer of ^ IDI (since 1997). Senior Vice President and Treasurer of ITC (1988 to 1998). Born: October 1, 1946.

      WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO ^(since 1995) and of IDI (since 1997) and formerly, Trust Officer of ITC (1995 to 1998) and Vice President of INVESCO ^(1992 to 1995). Formerly, Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON,  Assistant  Secretary.  Vice  President of INVESCO  ^(since
1984) ^. Formerly, Trust Officer of ^ ITC. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO ^(since 1984) and of ^ IDI (since 1997) ^. Formerly, Trust Officer of ^ ITC. Born: February 3, 1948.

     *These directors are "interested persons" of the Company as defined in the 1940 Act.

     #Member of the audit committee of the ^ Company's board of directors.

     @Member of the derivatives committee of the Company's board of directors.

     @@Member of the soft dollar brokerage committee of the Company's board of directors.


     +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.


^

     **Member of the management liaison committee of the ^ Company's board of directors.

      ^ As of September 16, 1998, officers and directors of the Company, as a group, beneficially owned less than 1% of the Company's outstanding shares and less than 1% of any portfolio's outstanding shares.


Director Compensation


      The following table sets forth, for the fiscal year ended July 31, ^ 1998: the compensation paid by the Company to its independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by IDI and advised by INVESCO (including the ^ Company), INVESCO Treasurer's Series Trust and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, ^ 1997. As of December 31, ^ 1997, there were 49 funds in the INVESCO Complex. ^


                                                                         Total
                                                                     Compensa-
                                        Benefits      Estimated      tion From
                        Aggregate     Accrued As         Annual        INVESCO
                        Compensa-        Part of       Benefits        Complex
                        tion From        Company           Upon        Paid To
                       Company(1)    Expenses(2)   Retirement(3)   Directors(1)


Fred A.Deering,         ^ $ 2,458         $  439         $  281       $113,350
Vice Chairman of

  the Board


Victor L. Andrews         ^ 2,434            414            326         92,700

Bob R. Baker              ^ 2,475            370            437         96,050
Lawrence H. Budner        ^ 2,409            414            326         91,000

Daniel D. Chabris ^ 4       2,437            448            243         89,350

^ Wendy L. Gramm            2,363              0              0         39,000

Kenneth T. King           ^ 2,374            455            255         94,350

John W. ^ McIntyre          2,384              0              0      ^ 104,000

Larry Soll                ^ 2,384              0              0       ^ 78,000
                        ---------         ------         ------     ----------

Total                   ^ $21,718         $2,540         $1,868       $797,800

% of Net Assets      ^ 0.0091%(5)     0.0011%(5)                    0.0046%(6)

     (1)The vice chairman of the board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and the members of the executive and valuation committees, ^ each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

     (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.


     (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund which does not participate in ^ this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of ^ Mr. McIntyre, and Drs. Gramm and Soll, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     ^ (4)Mr. Chabris retired as a director effective September 30, 1998.

     (5)Total as a percentage of the Company's net assets as of July 31, ^ 1998

     (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, ^ 1997.

     Messrs. Brady^ and Williamson, as "interested persons" of the Company, the Funds and ^ the other funds in the INVESCO Complex, receive compensation as officers or employees of ^ INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for their services as directors.

     The boards of directors/trustees of the mutual funds managed by ^ INVESCO ^ and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon termination of service as a director (normally, upon retiring from the boards at the retirement age of 72^, or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to ^ 50% of the basic retainer and annualized board meeting fees. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or her or to his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his or her beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO and Treasurer's Series Trust funds in a manner determined to be fair and equitable by the committee. The Company ^ began making plan payments to Mr. Chabris on October 1, 1998. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts are being invested in the shares of all of the INVESCO and Treasurer's Series Trust Funds. Each independent director is, therefore, an indirect owner of shares of each INVESCO and Treasurer's Series Trust Funds.

     The Company has an audit committee that is comprised of ^ four of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

     The Company also has a management liaison committee which meets quarterly with various management personnel of ^ INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

     The Company also has a soft dollar brokerage committee. The committee meets periodically to review soft dollar brokerage transactions by the Funds, and to review policies and procedures of the Funds' adviser with respect to soft dollar brokerage transactions. It reports on these matters to the Company's board of directors.

     The Company also has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors derivatives usage by the Funds and the procedures utilized by the Funds' adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Company's board of directors. It reports on these matters to the Company's board of directors.


HOW SHARES CAN BE PURCHASED


     ^ The shares of each Fund are sold on a continuous basis at the ^ net asset value per share of the Fund next calculated after receipt of a purchase order in good form. The net asset value per share is computed separately for each Fund and is determined once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange but may also be computed at other times. See "How Shares Are Valued."

     The Company has authorized one or more brokers to accept purchase orders on the Funds' behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Funds' behalf. The Funds will be deemed to have received a purchase order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at a Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

     IDI acts as the Funds' distributor under a distribution agreement with the ^ Funds and bears all expenses, including the costs of printing and distributing prospectuses, incident to ^ direct sales and distribution of Fund shares on a no-load basis.

     ^ Distribution Plan. As discussed under "How To Buy Shares --Distribution Expenses" in the Prospectuses, the Company has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that each of the Funds may make monthly payments to IDI of amounts computed at an annual rate no greater than 0.25% of each Fund's average net assets to permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of each Fund's shares to investors. Payment ^ by a Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. For the fiscal year ended July 31, ^ 1998, the Multi-Asset Allocation Fund and the Balanced Fund made payments to ^ INVESCO (the predecessor of IDI as distributor of shares of the Funds) and IDI under the 12b-1 Plan in the amount of ^ $44,552 and ^ $451,807, respectively, prior to the voluntary absorption of certain Fund expenses by ^ INVESCO and, with respect to the Multi-Asset Allocation Fund, IMR. In addition, as of July 31, ^ 1998 $4,869 and ^ $49,525 of additional distribution accruals had been incurred under the Plan for the Multi-Asset Allocation Fund and Balanced Fund, respectively, and will be paid during the fiscal year ending July 31, ^ 1999. As noted in the Prospectuses, one type of expenditure ^ is the payment of compensation to securities companies and other financial institutions and organizations, which may include ^ INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of the Funds and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Company does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of one or more of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in a particular Fund. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by each Fund.

      For the fiscal year ended July 31, ^ 1998, allocation of 12b-1 amounts paid by the Multi-Asset Allocation Fund for the following categories of expenses were: advertising -- ^ $5,059; sales literature, printing and postage -- ^ $18,238; direct mail -- ^ $2,864; public relations/promotion -- ^ $2,174;
compensation to securities dealers and other organizations -- ^ $7,040; marketing personnel --^ $9,177. For the fiscal year ended July 31, ^ 1998, allocation of 12b-1 amounts paid by the Balanced Fund for the following categories of expenses were: advertising -- ^ $146,478 sales literature, printing and postage -- ^ $80,184; direct mail --^ $22,071; public relations/promotion -- ^ $20,601 compensation to securities dealers and other organizations -- ^ $123,899 marketing personnel -- ^ $58,574.

      The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Company's Transfer Agent computer ^ processable tapes of ^ transactions by each Fund's customers, serving as the primary source of information to customers in answering questions concerning each Fund and assisting in other customer transactions with each Fund.

      The Plan was approved on October 20, 1993, at a meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ("independent directors"). The board of directors, on February 4, 1997, approved amending the Plan to a compensation type 12b-1 plan. This amendment of the Plan did not result in increasing the amount of the Company's payments thereunder. The Plan has been continued by action of the board of directors until May 15, 1999. Pursuant to authorization granted by the Company's board of directors on September 2, 1997, a new Plan became effective on September 29, 1997, under which IDI assumed all obligations related to distribution from INVESCO.

      The Plan provides that it shall continue in effect with respect to each Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to any Fund, without penalty, if a majority of the ^ independent directors, or shareholders of such Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of ^ shares of any ^ of the Funds at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Funds, the investment climate for any particular Fund, general market conditions and the volume of sales and redemptions of Fund shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of a Fund's shares; however, the Company is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of any Fund's payments thereunder without approval of the shareholders of that Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the ^ independent directors. Under the agreement implementing the Plan, IDI or the Funds, the latter by vote of a majority of the ^ independent directors or of the holders of a majority of any Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by any Fund under the Plan in the event of its termination as to that Fund.

      To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of each Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, each Fund's obligation to make payments to IDI shall terminate automatically in the event of such "assignment," in which case the Funds may continue to make payments, pursuant to the Plan, to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the ^ independent directors, by a vote cast in person at a meeting called for such purpose.

      Information regarding the services rendered under the Plan and the amounts paid therefor by each Fund are provided to, and reviewed by, the directors on a quarterly basis. On an annual basis, the directors consider the continued appropriateness of the Plan at the level of compensation provided therein.

      The only  directors  or  interested  persons,  as that term is  defined in
Section 2(a)(19) of the 1940 Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed herein under the section entitled "The ^ Funds And ^ Their Management -Officers And Directors of the Company" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to the Funds and their shareholders under the Plan include the following:


      (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and
          afford   greater   resources  with  which  to  pursue  the  investment
          objectives of the Funds;

      (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes;


      (3) The positive effect which increased Fund assets will have on its revenues could allow ^ INVESCO and its affiliated companies:


          (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Fund's shareholder services (in both systems and personnel),


          (b) To increase the number and type of mutual funds available to investors from ^ INVESCO and its affiliated companies
              (and support them in their infancy) and thereby expand the investment choices available to all shareholders, and


          (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

      (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g., exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED


      As described in the section of each Fund's Prospectus entitled " ^ Fund Price And Performance," the net asset value of shares of each Fund ^ is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by a Fund that the current net asset value per share of such Fund might be materially affected by changes in the value of the securities held, but only if on such day that Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      The net asset value per share of each Fund is calculated by dividing the value of all securities held by the Fund and its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of the Fund.^ Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap Market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities or other assets will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Company's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Company's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

      The value of securities held by each Fund^ and other assets used in computing net asset value^ generally ^ are determined as of the time regular trading in such securities or assets is completed each day. Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing a Fund's net asset value ^. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.


FUND PERFORMANCE


     As discussed in the section of each Fund's Prospectus entitled "Fund Price And Performance," the Company advertises the total return performance of the Funds. The total return performance for each Fund for the indicated periods ended July 31, ^ 1998 was as follows:

      Fund                                      1 Year      Life of Fund*
      ----                                      ------      -------------

      Multi-Asset Allocation Fund                ^ 8.15%          12.99%
      Balanced Fund                             ^ 12.90%          19.14%


      *Commencement of Operations December 1, 1993.

      Average annual total return performance is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)exponent n = ERV

where:      P = initial payment of $1000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment


      The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period shown.


      In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

      In conjunction with performance reports and/or analyses of shareholder service for the Funds, comparative data between a Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. These sources utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons which may be used by the Multi-Asset Allocation Fund and the Balanced Fund in performance reports will be drawn from the Flexible Portfolio Funds and Balanced Funds mutual fund groupings, respectively, in addition to the broad-based Lipper general fund groupings. Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund Performance
        Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUND


     Periodic Withdrawal Plan. As described in the section of each Fund's Prospectus entitled "How To Sell Shares," each Fund offers a Periodic Withdrawal Plan. ^ All dividends and other distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in a Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.


     The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such Plan do not represent income or a return on investment.


     Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to ^ INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

     Exchange Policy. As discussed in the section of each Fund's Prospectus entitled "How To Buy Shares -- Exchange Policy," each Fund offers shareholders the ability to exchange shares of the Funds for shares of another fund or for shares of certain other no-load mutual funds advised by ^ INVESCO. Exchange requests may be made either by telephone or by written request to ^ INVESCO, using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250 if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that have established a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This ^ ability is not an option or right to purchase securities ^ and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.


TAX-DEFERRED RETIREMENT PLANS


      As described in the section of each Fund's Prospectus entitled "Fund Services - Retirement Plans And IRAs," shares of a Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from ^ INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.


HOW TO REDEEM SHARES


      Normally, payments for shares redeemed will be mailed within seven days following receipt of the required documents as described in the section of each Fund's Prospectus entitled "How To ^ Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the ^ SEC by order so permits.

      The Company has authorized one or more brokers to accept purchase orders on the Funds' behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Funds' behalf. The Funds will be deemed to have received a purchase order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at a Fund's Net Asset Value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee


      It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the

Fund. However, the Company is obligated under the 1940 Act to redeem for cash all shares of a Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


     Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund so qualified for the taxable year ended July 31, ^ 1998, and intends to continue to qualify during its current taxable year. As a result, ^ it is anticipated that ^ neither Fund will pay ^ federal income or excise taxes and that both funds will be accorded conduit or "pass through" treatment for federal income tax purposes.


     Dividends paid by each Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, each Fund sends shareholders information regarding the amount and character of dividends paid in the year.


      Distributions by each Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. Long-term gains realized between May 7, 1997 and July 28, 1997 on the sale of securities held for more than 12 months are taxable at the maximum rate of 20%. ^ Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than one year but not for more than 18 months are taxable at ^ the maximum rate of 28% (depending on the shareholder's marginal tax rate). Long-term gains realized between July 29, 1997 and December 31, 1997 on the sale of securities held for more than 18 months are taxable at ^ the maximum rate of 20% (depending on the shareholder's marginal tax rate). Beginning January 1, 1998, the IRS Restructuring and Reform Act of 1998, signed into law on July 24, 1998, lowers the holding period for long-term capital gains entitled to the 20% capital gains tax rate from 18 months to 12 months. Accordingly, all long-term gains realized after December 31, 1997 on the sale of securities held for more than 12 months will be taxable at a maximum rate of 20%. Note that the rate of capital gains tax is dependant on the shareholder's marginal tax rate and may be lower than the above rates. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of ^ distributions by a Fund ^.

      All dividends and other distributions are regarded as taxable to the investor, regardless whether such dividends and distributions are reinvested in additional shares of one of the Funds or another fund in the INVESCO group. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of Fund shares were reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares ^.

      ^ INVESCO may provide Fund shareholders ^ with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by ^ INVESCO will be computed using the single-category average cost method, although neither ^ INVESCO nor a Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses ^ for a Fund in past years, the shareholder must continue to use the cost basis method previously used unless the shareholder applies to the IRS for permission to change the method.


      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Each Fund will be subject to a non-deductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of it ordinary income for that year and net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.


      Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Foreign taxes withheld ^ may be treated as an expense of the Fund.

      Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation (other than a controlled foreign corporation) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, ^ a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively " PFIC income"), plus interest thereon, even if a Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to a Fund to the extent that income is distributed to its shareholders.

      Each Fund may elect to "mark-to-market" its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over a Fund's adjusted tax basis therein as of the end of that year. Once the election has been made, a Fund also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by a Fund for ^ taxable years beginning after December 31, 1997. A Fund's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.


     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time each Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

     Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and other distributions generally will be subject to applicable state and local taxes. Qualification as a regulated investment company under the Code for federal income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES


     Portfolio Turnover. There are no fixed limitations regarding ^ a Fund's portfolio turnover ^. The rate of portfolio turnover can fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of a Fund may be disposed of when they are no longer suitable. Brokerage costs to these Funds are commensurate with the rate of portfolio activity. Portfolio turnover rates for the fiscal years ended July 31, 1998, 1997^ and 1996 ^ for the Multi-Asset Allocation Fund were 101%, 98%^ and 92% ^, respectively, and for the Balanced Fund were 108%, 155%^ and 259% ^, respectively. In computing portfolio turnover rates, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.

     Placement of Portfolio Brokerage. ^ INVESCO, as the Company's investment adviser, or ^, with respect to the Multi-Asset Allocation Fund, IMR, as the Company's sub-^ adviser, places orders for the purchase and sale of securities with ^ broker-dealers' based upon ^ INVESCO's or the sub-^ adviser's, if applicable, evaluation of such ^ brokers' and dealers' financial responsibility, subject to their ability to effect transactions at the best available prices. ^ INVESCO or the ^ sub-adviser, if applicable, evaluates the overall reasonableness of brokerage commissions or underwriting discounts (the difference between the full acquisition price to acquire the new offering and the discount offered to members of the underwriting syndicate) paid by reviewing the quality of executions obtained on ^ the portfolio transactions of each Fund, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold^ and general economic and market conditions. In seeking to ensure that the commissions or discounts charged the Funds are consistent with prevailing and reasonable commissions or discounts, ^ INVESCO or the sub-^ adviser, if applicable, also endeavors to monitor brokerage industry practices with regard to the commissions or discounts charged by broker-dealers on transactions effected for other comparable institutional investors. While ^ INVESCO or the sub-^ adviser, if applicable, seeks reasonably competitive rates, the Funds do not necessarily pay the lowest commission, spread or discount available.

      Consistent with the standard of seeking to obtain the best execution on portfolio transactions, ^ INVESCO or the sub-^ adviser, if applicable, may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to ^ INVESCO or the sub-^ adviser, if applicable, in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by ^ INVESCO or the sub-^ adviser, if applicable, in servicing all of their respective accounts and not all such services may be used by ^ INVESCO or the sub-^ adviser, if applicable, in connection with the Funds.

      In recognition of the value of the above-described brokerage and research services provided by certain brokers, ^ INVESCO or the sub-^ adviser, if applicable, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Funds on which the commissions or discounts are in excess of those which other brokers might have charged for effecting the same transactions.

      Portfolio transactions may be effected through qualified ^ brokers and dealers that recommend the Funds to their clients, or ^ that act as agent in the purchase of ^ a Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, ^ INVESCO may consider the sale of Fund shares by a broker or dealer in selecting among qualified ^ brokers and dealers.

      Certain financial institutions (including brokers who may sell shares of the Funds, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the financial institution or its ^ affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Company have authorized the Funds to apply dollars generated from the Company's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF Programs, the Company's directors have authorized the Funds to pay transfer agency fees to ^ INVESCO based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Funds. ^ INVESCO, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Company have authorized the Company to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. ^ INVESCO itself pays the portion of ^ a Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Company's directors have further authorized ^ INVESCO to place a portion of each Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if ^ INVESCO reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Funds may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Funds, and second against any Rule 12b-1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between ^ INVESCO or IDI and the NTF Program Sponsor. Thus, the Funds pay sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by a Fund's credits. In the event that the transfer agency fee paid by the Funds to ^ INVESCO with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in a Fund exceeds the Services Fee applicable to the Fund, after application of credits, ^ INVESCO may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to a Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by ^ INVESCO prior to each fiscal year-end of the Funds. The Company's board of directors has also authorized the Funds to pay to IDI the full Rule 12b-1 fees contemplated by the Plan ^ as payment for expenses incurred by IDI in engaging in the activities and providing the services on behalf of the Funds contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to compensate IDI for payments to such NTF Program Sponsor absent such credits.


      * With respect to INVESCO Multiple Asset Funds, Inc., the Company's directors have not authorized INVESCO to place any portion of the INVESCO Multi-Asset Allocation Fund's brokerage transactions with brokers that sponsor NTF Programs in order to obtain such credits.


      The aggregate dollar amounts of brokerage commissions paid by the Multi-Asset Allocation Fund for the fiscal years ended July 31, 1998, 1997^ and 1996 ^, were $11,354, $28,745^ and $16,522 ^, respectively. The aggregate dollar amounts of brokerage commissions paid by the Balanced Fund for the years ended July 31, 1998, 1997^ and 1996 ^, were $1,318,035, $1,382,425^ and $1,262,695 ^, respectively. The higher levels of brokerage commissions paid by the Funds for the years ended July 31, 1996 ^ were primarily due to the increased size of the Funds, increased portfolio turnover and the fact that the fiscal 1996 ^ figures reflect a full year of operations. For the fiscal year ended July 31, ^ 1998, brokers providing research services received ^ $305,214 in commissions on portfolio transactions effected for the Funds. The aggregate dollar amount of such portfolio transactions was ^ $205,920,368. On a Fund-by-Fund basis, this figure breaks down as follows: Multi-Asset Allocation, ^ $194,457 and Balanced, ^ $205,725,911. As a result of selling shares of the Funds, brokers received ^ $0 in commissions on portfolio transactions effected for the Funds during the fiscal year ended July 31, ^ 1998.

      At July 31, ^ 1998, each of the Funds held securities of its regular brokers or dealers, or their parent companies, as follows:



                                                      Value of Securities
Fund                 Broker or Dealer                       at ^ 7/31/98
----                 ----------------                 -------------------
Multi-Asset          State Street Bank & ^ Trust             $ 2,453,000
Allocation Fund      Bear Stearns                          ^ $   145,000
                     Morgan Stanley Dean Witter              $    17,000
                     Associate Corp. Of North America        $   108,000
                     Salomon Smith Barney Fixed Income       $    75,000 ^

Balanced Fund        State Street Bank & ^ Trust             $11,981,000

      ^ Neither INVESCO nor IMR receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between ^ INVESCO ^, IMR or any person affiliated with ^ INVESCO ^, IMR or the Funds and any broker or dealer that executes transactions for the Funds.


ADDITIONAL INFORMATION


      Common Stock. The Company has ^ 1,600,000,000 authorized shares of common stock with a par value of $0.01 per share. Of the Company's authorized shares, 100,000,000 shares have been allocated to each of two series, representing the Company's two Funds. As of ^ August 31, ^ 1998, 1,684,256 shares of the INVESCO Multi-Asset Allocation Fund and ^ 13,597,684 shares of the INVESCO Balanced Fund were outstanding. All shares offered hereby, when issued, will be fully paid and nonassessable. The board of directors has the authority to designate additional series of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

      Shares of each series represent the interests of the shareholders of such series in a particular portfolio of investments of the Company. Each series of the Company's shares is preferred over all other series in respect of the assets specifically allocated to that series, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that series. The assets of each series are segregated on the books of account and are charged with the liabilities of that class and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and these items are allocated among series in a manner deemed by the board of directors to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each series. In the unlikely event that a liability allocable to one series exceeds the assets belonging to the series, all or a portion of such liability may have to be borne by the holders of shares of the Company's other series.

      All Fund shares, regardless of series, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all series of the Company. When not all series are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the series affected by the matter may be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation or retirement. ^ The directors may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the ^ 1940 Act or the Company's Articles of Incorporation, or at their discretion.

     Principal Shareholders. As of ^ August 31, 1998, the following persons held more than 5% of the Funds' outstanding equity securities.




                                    Shares Held and               Percent
Name and Address                    Nature of Ownership           ^ of Class
----------------                    -------------------           ----------
Multi-Asset
Allocation Fund

Charles Schwab & Co., Inc.             ^ 290,908.3290              17.34%
Special Custody Acct. For              Record
The Exclusive Benefit
of Customers
Attn:  Mutual Funds
101 Montgomery St.
San Francisco, CA  94104



INVESCO Trust Co.                      207,766.03301                2.39%
Eagle Hardware and Garden              Record
Retirement Savings Plan 401k
981 Powell Ave. S.W.
Renton, WA 98055-2908


Balanced Fund


Charles Schwab & Co., Inc.             ^ 3,309,384.5670            24.53%
Special Custody Acct. For              Record
The Exclusive Benefit
of Customers
Attn:  Mutual Funds

101 Montgomery St.
San Francisco, CA  94104

Saxon & Co. TR                         971,498.0820                 7.20%
91 Vested Interest Omnibus             Record
 Asset
A/C #20-01-302-9912426
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

     Independent Accountants. ^ PricewaterhouseCoopers LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

     Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of the investment securities of the Company's Funds in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Company, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and foreign securities depositories.


     Transfer Agent. The Company is provided with transfer agent, registrar and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of the Funds and the maintenance of records regarding the ownership of such shares.

     Reports to Shareholders. The Company's fiscal year ends on July 31. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Company.


     Financial Statements. The Company's audited financial statements and the notes thereto for the fiscal year ended July 31, ^ 1998, and the report of ^ PricewaterhouseCoopers LLP with respect to such financial statements, are incorporated herein by reference from the Funds' Annual Report to Shareholders for the fiscal year ended July 31, ^ 1998.

      Prospectuses. The Company will furnish, without charge, a copy of ^ any Fund's Prospectus ^ upon request. There is a separate Prospectus available for each Fund. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

     Registration Statement. This Statement of Additional Information and the related Prospectuses do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete
Registration Statement may be obtained from the SEC upon payment of fee prescribed by the rules and regulations of the SEC.

                                  APPENDIX A

                 DESCRIPTION OF FUTURES AND OPTIONS CONTRACTS

Options on Securities

      An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.


      Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange ^, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation ("OCC") guarantees the performance of each party to an exchange-traded option by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

      An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Funds would have to exercise the option in order to realize any profit. This would result in the Funds incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If ^ the Fund, as a covered call option ^ writer, is unable to effect a closing purchase transaction in a secondary market, ^ unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

      Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities: (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the ^ OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

      In addition, options on securities may be traded over-the-counter ("OTC") through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the ^ Company on behalf of a Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the ^ Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the ^ Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.


Futures Contracts


      A ^ futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a ^ futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures ^ contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, ^ futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a ^ futures contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the ^ futures contract fluctuates, making positions in the ^ futures contract more or less valuable, a process known as "marking to market."

      A ^ futures contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a ^ futures contract by in effect taking the opposite side of such Contract. At any time prior to the expiration of a ^ futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

      Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury ^ bonds, Treasury ^ notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury ^ bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

Options on Futures Contracts


      An ^ option on a ^ futures contract provides the holder with the right to enter into a "long" position in the underlying ^ futures contract, in the case of a call option, or a "short" position in the underlying ^ futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of ^ futures contracts, such as payment of variation margin deposits. In addition, the writer of an ^ option on a ^ futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an ^ option on a ^ futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.



      An option, whether based on a ^ futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

                          PART C.  OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

            (a)   Financial Statements:
                                                                  Page in
                                                                  Prospectus
            (1)   Financial statements and schedules
                  included in Prospectus (Part A):


                  Financial  Highlights for INVESCO
                  Balanced Fund for the Period
                  December 1, 1993 (commencement of                   9
                  investment  operations)  through
                  July 31, 1994 and the years ended
                  July 31, 1995, 1996 ^, 1997 and 1998.

                  Financial  Highlights for the INVESCO              37
                  Multi-Asset  Allocation Fund for the
                  period December 1, 1993  (commencement
                  of operations)  through July
                  31, 1994 and the years ended
                  July 31, 1995, 1996 ^, 1997 and 1998.


                                                                  Page in
                                                                  Statement
                                                                  of Addi-
                                                                  tional In-
                                                                  formation

            (2)   The  following  audited  financial
                  statements  of  INVESCO  ^
                  Flexible Funds, Inc. and the notes
                  thereto for the fiscal year
                  ended    July   31,   ^   1998,
                  and   the   report   of   ^
                  PricewaterhouseCoopers  LLP  with
                  respect  to such  financial
                  statements,   are   incorporated
                  ^  into  the  Statement  of
                  Additional  Information by reference
                  from the Company's Annual
                  Report to  Shareholders  for the
                  fiscal  year ended July 31, ^
                  1998:  Statement  of  Investment
                  Securities  as of July 31, ^
                  1998;  Statement  of Assets and
                  Liabilities  as of July 31, ^
                  1998;  Statement of  Operations
                  for the year ended July 31, ^
                  1998;  Statement  of Changes in
                  Net Assets for each of the two
                  years  in  the  period  ended
                  July  31,  ^  1998;   Financial
                  Highlights  for each of the ^ four
                  years in the  period  ended
                  July 31, ^ 1998 and the period
                  from commencement of the Funds'
                  investment  operations
                  (December  1, 1993)  through
                  July 31, 1994.

            (3)   Financial statements and schedules
                  included in Part C:

                  None: Schedules have been omitted
                  as all information has been presented
                  in the financial statements.

            (b)   Exhibits:

            (1)   Articles of Incorporation (Charter).(2)


                  (a)   Articles of Amendment to Articles
                        of Incorporation filed September 10, 1998.


            (2)   Bylaws.(2)

            (3)   Not applicable.

            (4)   Not required to be filed on EDGAR.


            (5)   (a) Investment Advisory Agreement Between
                  Registrant and INVESCO Funds Group, Inc.
                  dated February 28, ^ 1997.(3)

                  (b) Sub-Advisory Agreement Between
                  INVESCO Funds Group, Inc. and INVESCO
                  Management & Research, Inc. dated
                  February 28, 1997.(3) ^

            (6)   (a) General Distribution Agreement
                  Between Registrant and INVESCO Funds
                  Group, Inc. dated February 28, ^ 1997.(3)

                  (b) General Distribution Agreement
                  between Registrant and INVESCO
                  Distributors, Inc. dated September 30, ^ 1997.(3)

            (7)   (a) Defined Benefit Deferred
                  Compensation Plan for Non-Interested
                  Directors and Trustees.

                  (b) Form of Amended Defined Benefit
                  Deferred Compensation Plan for
                  Non-Interested Directors and Trustees.


            (8)   Custody Agreement Between Registrant
                  and State Street Bank and Trust Company
                  dated October 20, 1993.(2)


                  (a)  Amendment to Custody  Agreement
                  dated October 25, 1995.(2)

                  (b) Data Access Services Addendum
                  dated May 19, ^ 1997.(3)

            (9) (a) Transfer Agency Agreement Between Registrant and INVESCO Funds Group, Inc. dated
                  February 28, ^ 1997.(3)

                  (b) Administrative Services Agreement between
                  Registrant and INVESCO Funds Group, Inc.
                  dated February 28, ^ 1997.(3)

            (10) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable dated September 30, ^ 1993.(3)


            (11)  Consent of Independent Accountants.

            (12)  Not applicable.

            (13)  Not applicable.

            (14)  Copies of model plans used in the
                  establishment of retirement plans as follows:


                  (a) Non-standardized Profit Sharing Plan;

                  (b) Non-standardized Money Purchase Pension Plan;

                  (c) Standardized Profit Sharing Plan Adoption Agreement;

                  (d) Standardized Money Purchase Pension Plan;

                  (e) Non-standardized 401(k) Plan Adoption Agreement;

                  (f) Standardized 401(k) Paired Profit Sharing Plan;

                  (g) Standardized Simplified Profit Sharing Plan;

                  ^(h) Defined Contribution Master Plan & Trust Agreement^.


            (15) (a) Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated October 20, 1993.(2)


                  (b) Amendment of Plan and Agreement of Distribution pursuant to 12b-1 under the Investment Company Act of 1940 dated July 19, ^ 1995.(3)

                  (c) Amended Plan and Agreement of Distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated January 1,^ 1997.(3)

                  (d) Amended Plan and Agreement of Distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated September 30, ^ 1997.(3)

            (16) (a) Schedule for computation of performance data for INVESCO Balanced ^ Fund.(3)

                  (b) Schedule for computation of performance data for INVESCO Multi-Asset Allocation ^ Fund.(3)

            (17) (a)  Financial  Data  Schedule  for the period ended July 31, ^
                 1998, for INVESCO Balanced Fund.

                 (b) Financial Data Schedule for the period ended July 31, ^ 1998, for INVESCO Multi-Asset Allocation Fund.


            (18)  Not applicable.
-------------------------
(1)Previously filed on EDGAR with the Registrant's Post-Effective Amendment
No. 3 to the Registrant's Registration Statement on Form N-1A on September 21, 1995, and incorporated herein by reference.


(2)Previously filed on EDGAR with Post-Effective Amendment No. 4 dated November 27, 1996 and incorporated ^ herein by reference.

(3)Previously filed on EDGAR with Post-Effective Amendment No. 5 dated November 24, 1997 and incorporated herein by reference.


Item 25.    Persons Controlled by or Under Common Control
            With Registrant

            No person is presently controlled by or under common control with the INVESCO Multi-Asset Allocation of the INVESCO Balanced Funds of the Registrant.

Item 26.    Number of Holders of Securities

                                                        Number of Record
                                                           Holders as of

            Title of Class                           ^ August 31, ^ 1998
            --------------                           -------------------


            INVESCO Multi-Asset

              Allocation Fund                                    ^ 1,958

            INVESCO Balanced Fund                               ^ 16,846

Item 27.    Indemnification

            Indemnification provisions for officers and directors of Registrant are set forth in Article VII, Section 2 of the Articles of Incorporation and are hereby incorporated by reference. See Item 24(b)(1) above. Under these Articles, officers and directors will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, Fund directors and officers cannot be protected against liability to the Company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.

Item 28.    Business and Other Connections of Investment Adviser


            See "The Fund And Its Management" in the ^ Prospectuses and "The Funds And Their Management" in the Statement of Additional Information for information regarding the business of the investment adviser^, INVESCO.

            Following are the names and principal occupations of each director and officer of the investment adviser, INVESCO, and, during the past two fiscal years, have held positions with Institutional Trust Company d.b.a. INVESCO Trust Company, an affiliate of INVESCO.



                                Position
 Name                              with        Principal Occupation and
                                Adviser             Company Affiliation
-----                           --------       ------------------------

Dan J. Hesser                   Chairman and      Chairman
                                Director          INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO 80237

Mark H. Williamson              Officer &         President & Chief
                                Director          Executive Officer
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO 80237

William J. Galvin, Jr.          Officer           Senior Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO 80237

Ronald L. Grooms                Officer           Senior Vice President &
                                                  Treasurer
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Richard W. Healey               Officer           Senior Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO 80237

Daniel B. Leonard               Officer           Senior Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Charles P. Mayer                Officer &         Senior Vice President
                                Director          INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Timothy J. Miller               Officer           Senior Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Donovan J. (Jerry) Paul         Officer           Senior Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Glen A. Payne                   Officer           Senior Vice President,
                                                  Secretary & General Counsel
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

John R. Schroer, II             Officer           Senior Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Ingeborg S. Cosby               Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Elroy E. Frye, Jr.              Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Linda J. Gieger                 Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Mark D. Greenberg               Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Gerard F. Hallaren, Jr.         Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Richard R. Hinderlie            Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Thomas M. Hurley                Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Patricia F. Johnston            Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

James F. Lummanick              Officer           Vice President &
                                                  Assistant General Counsel
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Thomas A. Mantone, Jr.          Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Trent E. May                    Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Frederick R. (Fritz) Meyer      Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Jeffrey G. Morris               Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Laura M. Parsons                Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Pamela J. Piro                  Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Gary L. Rulh                    Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

John S. Segner                  Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Terri B. Smith                  Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Alan I. Watson                  Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Judy P. Wiese                   Officer           Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO  80237

Ronald C. Lively                Officer           Senior Regional Vice President
                                                  INVESCO Funds Group, Inc.
                                                  17406 Brown Road
                                                  Odessa, FL 33556

Scott E. Stapley                Officer           Senior Regional Vice President
                                                  INVESCO Funds Group, Inc.
                                                  1615 Arch Bay Drive
                                                  Newport Beach, CA 92660

David B. McElroy                Officer           Regional Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO 80237

Ryland K. Pruett, Jr.           Officer           Regional Vice President
                                                  INVESCO Funds Group, Inc.
                                                  2337 Mirow Place
                                                  Charlotte, NC 28270

Thomas H. Scanlan               Officer           Regional Vice President
                                                  INVESCO Funds Group, Inc.
                                                  12028 Edgepark Court
                                                  Potomac, MD 20854

Michael D. Legoski              Officer           Assistant Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO 80237

Stephen A. Moran                Officer           Assistant Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO 80237

Donald R. Paddack               Officer           Assistant Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO 80237

Kent T. Schmeckpeper            Officer           Assistant Vice President
                                                  Account Relationship Manager
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO 80237

Tane' T. Tyler                  Officer           Assistant Vice President
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO 80237

Jeraldine E. Kraus              Officer           Assistant Secretary
                                                  INVESCO Funds Group, Inc.
                                                  7800 East Union Avenue
                                                  Denver, CO 80237

Item 29.    Principal Underwriters




            (a)^  INVESCO Diversified Funds, Inc.
                  INVESCO Emerging Opportunity Funds, Inc.
                  INVESCO ^ Equity Funds, Inc.
                  INVESCO Income Funds, Inc.
                  INVESCO Growth Fund, Inc.
                  INVESCO Industrial Income Fund, Inc.
                  INVESCO International Funds, Inc.
                  INVESCO Money Market Funds, Inc.
                  INVESCO Specialty Funds, Inc.
                  INVESCO Strategic Portfolios, Inc.
                  INVESCO Tax-Free Income Funds, Inc.
                  INVESCO Value Trust
                  INVESCO Variable Investment Funds, Inc.

             (b)
                                       Positions and          Positions and
Name and Principal                     Offices with           Offices with
Business Address                       Underwriter            Registrant
------------------                     -------------          --------------

William J. Galvin, Jr.                 Senior Vice            Assistant
7800 E. Union Avenue                   President &            Secretary
Denver, CO  80237                      Ass't. Secretary


Ronald L. Grooms                       Senior Vice            Treasurer,
7800 E. Union Avenue                   President &            Chief Fin'l
Denver, CO  80237                      Treasurer              Officer, and
                                                              Chief Acctg.
                                                              Off.


^ Richard W. Healey                    Senior Vice
7800 E. Union Avenue                   ^ President
Denver, CO 80237

Dan J. Hesser                          Chairman of
7800 E. Union Avenue                   the Board,
Denver, CO  80237                      & Director


Charles P. Mayer                       Director
7800 E. Union Avenue
Denver, CO 80237

Glen A. Payne                          Senior Vice            Secretary
7800 E. Union Avenue                   President,
Denver, CO  80237                      Secretary &
                                       General Counsel

Judy P. Wiese                          Vice President         Asst. Treas.
7800 E. Union Avenue                   & Assistant
Denver, CO  80237                      Treasurer

Mark H. Williamson                     President, Chief       President,
7800 E. Union Avenue                   Executive              CEO &
Denver, CO 80237                       Officer &              Director
                                       Director ^



                  (c)   Not applicable.

Item 30.    Location of Accounts and Records


            ^ Mark H. Williamson
            7800 E. Union Avenue
            Denver, CO  80237


Item 31.    Management Services

            Not applicable.

Item 32.    Undertakings

            (a) The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            (b) The Registrant hereby undertakes that the board of directors will call a special shareholders meeting for the purpose of voting on the question of removal of a director or directors of the Company if requested to do so in writing by the holders of at least 10% of the outstanding shares of the Company, and to assist the shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it ^ has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the ^ 29th day of September, 1998.

                                          ^ INVESCO Flexible Funds, Inc.
                                          ^(formerly, INVESCO Multiple
Attest:                                   Asset Funds, Inc.)

/s/ Glen A. Payne                         /s/ ^ Mark H. Williamson
------------------------------------      -------------------------------
Glen A. Payne, Secretary                  ^ Mark H. Williamson, President

      Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on this ^ 29th day of September, 1998.

^/s/ Mark H. Williamson                   /s/ Lawrence H. Budner
------------------------------------      -------------------------------
^ Mark H. Williamson, President           ^ Lawrence H. Budner, Director
^
/s/ Ronald L. Grooms                      ^/s/Fred A. Deering
------------------------------------      -------------------------------
Ronald L. Grooms, Treasurer               ^ Fred A. Deering, Director
(Chief Financial and
Accounting Officer)

/s/ Victor L. Andrews                     ^/s/Larry Soll
------------------------------------      -------------------------------
^ Victor L. Andrews, Director             Larry Soll, Director

/s/ ^ Bob R. Baker                        /s/Kenneth T. King
------------------------------------      -------------------------------
^ Bob R. Baker, Director                  Kenneth T. King, Director

/s/ Charles W. Brady                      /s/ John W. McIntyre
------------------------------------      -------------------------------
Charles W. Brady, Director                John W. McIntyre, Director

/s/ Wendy L. Gramm                        /s/ Daniel D. Chabris
------------------------------------      -------------------------------
Wendy L. Gramm, Director                  Daniel D. Chabris, Director

By*                                       By*   /s/ Glen A. Payne
------------------------------------      -------------------------------
      Edward F. O'Keefe                         Glen A. Payne
      Attorney in Fact                          Attorney in Fact

* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant (with the exception of Drs. Soll and Gramm) have been filed with the Securities and Exchange Commission on October 4, 1993, November 24, 1993, September 20, 1995 ^, November 27, 1996 and November 24, 1997.

                                 Exhibit Index

                                                        Page in
Exhibit Number                                  Registration Statement


      ^ 1(a)                                                113
      7(b)                                                  115
      11                                                    122
      14(a)                                                 123
      14(b)                                                 163
      14(c)                                                 197
      14(d)                                                 230
      14(e)                                                 262
      14(f)                                                 314
      14(g)                                                 357
      14(h)                                                 366
      17(a)                                                 469
      17(b)                                                 470